EXHIBIT 10.56





                      DATED AS OF THE 9TH DAY OF APRIL, 1987
              ----------------------------------------------------

                           SIMMONS U.S.A. CORPORATION,

                                SIMMONS COMPANY,

                               INFO ESTABLISHMENT


                                       and


                               CHRISTIE-TYLER PLC

            --------------------------------------------------------

                               INDUSTRIAL PROPERTY

                                LICENSE AGREEMENT

                   Eire, France, Italy, Monaco, United Kingdom
                             and the Channel Islands

                                     Area 1

            --------------------------------------------------------






                                 Lane & Partners
                             46/47 Bloomsbury Square
                                 London WC1A 2RU

                                     AREA 1

INDEX TO CLAUSES:
- ----------------
                                                  Number         Page
                                                  ------         ----
Definitions                                           1            4
Licence Under Patents                                 2            6
Licence Under Marks                                   3            7
Licence for Intellectual Property Rights              4            8
Exclusivity                                           5            9
Other Territories                                     6            9
Use and Maintenance of the Patents and Marks          7           11
Infringement and Defence                              8           12
Third Party Claims                                    9           13
Product Liability                                    10           14
Improvement Patents                                  11           14
Transmission of Rights                               12           15
Duration                                             13           17
Effect of Termination                                14           17
Sales to International Hotel Chains in Europe        15           17
Notices                                              16           18
Jurisdiction and Choice of Law                       17           19
Severance and Notification                           18           19
Joint Obligations of Simmons                         19           20

The Patents and Applications                         Schedule 1
The Marks                                            Schedule 2
The Technology and
  the Non-Registered Marks                           Schedule 3
The Formal Patent Licence                            Schedule 4
The Registered User Agreement                        Schedule 5
The Licence                                          Schedule 6

THIS AGREEMENT is made as of the 9th April, 1987

BETWEEN:

(1)  SIMMONS U.S.A. CORPORATION and SIMMONS COMPANY,  each a company organized and existing under the laws of the State of Delaware in the United States of

America and each having its principal place of business at Six Executive Park

Drive, Atlanta, Georgia 30329 and INFO ESTABLISHMENT,  a company organized and existing under the laws of Liechtenstein and having its address c/o Allgemeines

Treuunternehmen, P.O. Box 83, FL 9490 Vaduz, Liechtenstein (collectively referred to as "Simmons"); and

(2)  CHRISTIE-TYLER plc a company incorporated in England and having its registered office situate at Brynmenyn, Bridgend, Mid Glamorgan CF3 29LN

("Christie");

RECITALS:

(A)   Simmons and others have entered into an Agreement with Christie for the acquisition by  Christie of Sleepeezee Limited, Compagnie Continentale Simmons

S.A. and Compagnia Italiana Simmons SpA (respectively "the Acquisition

Agreement" and "the Subsidiaries").

(B)  Simmons is the beneficial owner of the Letters Patent short particulars of which are set forth in Part I of the First Schedule hereto ("the Patents") and is the Applicant for Letters Patent short particulars of which are set out in

Part II of the First Schedule hereto and any applications corresponding thereto anywhere in the Territory ("the Applications") all relating to bedding products and/or their manufacture.

(C)  Simmons is the beneficial owner of the trademarks short particulars of which are set out in the Second Schedule hereto and the goodwill associated therewith ("the Marks").

(D)   In the premises the parties hereto have agreed on the grant of Licence rights in respect of the said Patents, Applications for Patents and the Marks in favour of Christie on the terms herein set forth.



(E)   In the premises the parties hereto have agreed on the grant of certain rights in respect of the technology set forth in Part I of the Third Schedule hereto (the "Non-Patented Technology") and the trademarks set forth in Part II of the Third Schedule hereto together with all the goodwill and the like rights associated therewith in all the Territory (the "Non-Registered Marks")

(collectively, the "Intellectual Property Rights").



(F)   Contemporaneously herewith, the parties have executed four additional licence agreements in respect of corresponding patents, patent applications and trademarks in the following territories:  (i) Andorra, Belgium, Denmark,

Finland, Gibraltar, Greece, Iceland, Liechtenstein, Luxembourg, Netherlands,

Norway, Portugal, Sweden, Switzerland and Turkey ("Area 2"), (ii) Austria, Spain

and West Germany ("Area 3"), (iii) Bahrain, Dubai, Israel, Jordan, Kuwait,

Qatar, Saudi Arabia, Sudan and the United Arab Emirates ("Area 4") and (iv)

Congo, Gabon, Ivory Coast, Senegal, Sierra Leone, Zaire and the islands located in the Caribbean ("Area 5").  (All such additional license agreements are hereafter referred to as the "Other Licence Agreements.")



(G)   Compagnie Continentale Simmons S.A. entered into an Agreement dated 26th

December 1984 with S.A. Beka N.V. under which S.A. Beka N.V. is licensed to use certain of the Marks on pocketed coil mattresses on a non-exclusive basis on the terms and conditions stated therein throughout the European Economic Community

(the "EEC") for an initial period of five years (the "Belgian License").

(H)   Contemporaneously herewith, Simmons U.S.A. Corporation and Christie have executed a Technology Agreement which provides for the exchange of various ideas and provides assistance to Christie in connection with the use and exploitation of the patents in the Patent Portfolio and the Non-Patented Technology (the

"Technology Agreement").

IT IS AGREED As follows: -

                                 INTERPRETATION
                                 --------------



1.   Definitions.
     -----------

     1.1  In this Agreement and in the Schedules:

          (a)  the following definitions apply:-

          "Existing Patents"        shall mean the Patents and the Applications
                                    and any patents granted in accordance with the Applications.

          "Improvement Invention"   shall mean any invention or development
                                    modification or improvement relating to the Goods made during the life of this Agreement.

          "Improvement Patent"      shall mean letters patent and other
                                    protection granted in the Territory in
                                    respect of any Improvement Invention or any Process and any application therefor.

          "Territory"               shall mean Eire, France, Italy, Monaco, the
                                    United Kingdom and the Channel Islands.

          "Patent Portfolio"        shall mean the Existing Patents and any
                                    Improvement Patents in the Territory.

          "Goods" means beds, mattresses, box springs, upholstered and padded furniture, convertibles, water beds, furniture, and all materials and all component parts thereof, and any and all developments, modifications and improvements thereof.

          "Process"                 means any and all processes and methods of
                                    working which have been or may hereafter be developed or acquired by Simmons and relating to or in respect of or for the manufacture of the Goods and shall include any improvements thereto developed after the date of this Agreement.

          (b)  unless the context otherwise requires:-

               (i)  words in the singular include the plural and vice versa;

              (ii)  words importing any gender include all genders; and

             (iii) a reference to a person includes a reference to a body corporate and to an unincorporated body of persons.

              (iv)  all dates in the Schedules hereto are in U.S. format;

          (c) a reference to a clause, sub-clause or Schedule (or any part thereof) is to a clause, sub-clause or Schedule (or any part thereof) (as the case may be) of or to this Agreement;

          (d) the headings are for convenience only and do not affect interpretation.

     1.2  The designations adopted in the recitals and introductory statements preceding this clause apply throughout this Agreement.


2.   Licence Under Patents
     ---------------------

     2.1  Subject to Clause 15 and the Belgian Licence, Simmons hereby agrees for the consideration mentioned in the Acquisition Agreement to grant to Christie forthwith an exclusive right, licence and privilege to use the Existing Patents  in connection with the manufacture, use, sale,

          distribution, advertising and promotion of the Goods and to use and exercise the Processes for such purpose within the scope of the

          Existing Patents or any of them in the territory for the full life of the relevant rights.

     2.2  Simmons shall execute a licence or several licences as the case may require in such form as may be appropriate in respect of the Existing

          Patents, such licence or licences to be substantially in the form set forth in the Fourth Schedule hereto or so near such as may be appropriate.  It is agreed that this Agreement shall not itself be registered unless required by a court of competent jurisdiction or otherwise required by law.  Any such formal licence shall operate subject to the terms of this Agreement, and the terms of the said formal licence or licences shall be deemed to be incorporated into this Agreement.  Simmons shall in addition do all such acts, matters or things as may be
          necessary to grant the licences required to be given hereunder and to procure the registration of the same at the relevant Patent Offices in the Territory.



     2.3  Simmons does not warrant that any letters patent of the Patent

          Portfolio is or will be valid or that the Non-Patented Technology can be the subject of a valid patent or that manufacture or dealing in the

          Goods is not an infringement of the rights of third parties. However,

          the foregoing sentence is without prejudice to the rights and remedies of Christie under the Acquisition Agreement.



3.   Licence Under Marks
     -------------------

     3.1  Subject to Clause 15 and the Belgian Licence, Simmons hereby agrees for the consideration mentioned in the Acquisition Agreement to grant to Christie an exclusive right, license and privilege to use the Marks in connection with the manufacture, use, sale, distribution,

          advertising and promotion of the Goods in the Territory.



     3.2  Simmons and Christie hereby agree forthwith to do all things reasonably necessary or desirable to effect the recordal respectively as appropriate at the British and Irish Trade Marks Registries and the

          French Institute National de la Propriete Industrielle and the Officio

          Centrale Brevetti of the Ministero dell' Industria, del Commercio e dell'Artigianato in Italy and the Direction due Commerce de

          l'Industrie et de la Propriete Industrielle in Monaco of Christie as a

          registered user or licensee of the Marks in respect of goods for which the Marks are registered.  To this effect the parties hereby agree that Registered User Agreements in respect  of the British and Irish

          Marks in the form set forth in the Fifth Schedule hereto and the licences as
          appropriate in the form set out in the Sixth Schedule hereto or so near thereto as may be appropriate in each case shall be executed by

          Simmons and Christie.



     3.3  Simmons does not warrant that any of the Marks are or will be registered or are capable of registration or that manufacture or dealing in the goods is not an infringement of the rights of third parties.  However, the foregoing sentence is without prejudice to the rights and remedies of Christie under the Acquisition Agreement.



4.   Licence for Intellectual Property Rights
     ----------------------------------------



     4.1  Subject to the Belgian Licence, Simmons, for the consideration mentioned in the Acquisition Agreement, grants to Christie an exclusive right, license and privilege to use the Non-Patented

          Technology in connection with the manufacture, use, sale,

          distribution, advertising and promotion of the Goods in the Territory until such time as a patent application is filed in any country in the

          Territory with respect to any portion of such Non-Patented Technology which is the subject of such patent application filed in any country in the Territory shall be considered part of the Patent Portfolio for purposes of this Agreement and the First Schedule hereto shall be so amended.



     4.2  Subject to the Belgian Licence, Simmons, for the consideration mentioned in the Acquisition Agreement, grants to Christie an exclusive right, license and privilege to use the Non-Registered Marks in the Territory in connection with the manufacture, use, sale,

          distribution, advertising and promotion of the goods in the Territory until such time as a registration for a Non-Registered Mark is effected in
          any country in the Territory, in which case such Non-Registered Mark shall be considered to be a Mark for purposes of this Agreement and the First Schedule hereto shall be so amended.



     4.3  Christie hereby acknowledges and agrees that Simmons shall at all times during the life of this Agreement be permitted to file patent applications as the registered proprietor thereof with respect to the

          Non-Patented Technology in the Non-Patented Territory and register the

          Non-Registered Marks in its own name at its own cost in the Non-

          Patented Territory; provided, however, Christie shall have the right and Simmons shall cooperate, at the expense of Christie, to file such patent applications which designate Simmons in its own name with respect to the Non-Patented Technology in the Territory and register the Non-Registered Marks which registration designates Simmons as the registered proprietor thereof in the territory subject always and in each case to Simmons granting to Christie an exclusive licence of the rights under the relevant application and any patents or registered trademarks which result form such applications under the terms of this

          Agreement.



5.   Exclusivity
     -----------

     Simmons covenants that it has not granted and will not grant any licence and will not itself do or cause or procure to be done anything which derogates from or conflicts with the rights granted to Christie hereunder.



6.   Other Territories
     -----------------

     Save as may specifically be agreed to in the Other Licenses or in writing between the parties, Christie agrees as follows:-

          (a)  Not to manufacture, advertise, or knowingly sell or supply for export to any market outside the EEC any Goods manufactured in accordance with any one or more of the patents in the Patent

               Portfolio and/or on which any of the Marks is or is to be applied or used.

          (b)  Not to manufacture any Goods outside the Territory in any country where the inventions employed in the manufacture of such Goods,

               or the Goods themselves so manufactured are protected in such country by patents corresponding to the patents in the Patent

               Portfolio owned by or registered or applied for in the name of

               Simmons or Simmons International Ltd. or any entity which has been notified to Christie as being controlled by or under common control with Simmons.

          (c)  Not actively to seek customers for the Goods nor to advertise the

               Goods nor to establish any branch or distribution depot handling the Goods outside the Territory in any other member state of the

               EEC where the inventions employed in the manufacture of such

               Goods, or the Goods themselves so manufactured, are protected in such member state by patents corresponding to the patents in the

               Patent Portfolio owned by or registered or applied for in the name of Simmons or Simmons International Ltd. or any entity which has been notified to Christie as being controlled by or under common control with Simmons.

          (d)  Not to apply or use on the Goods outside the Territory in any member state of the EEC any Mark being a trade mark which is owned by or registered or applied for in the name of Simmons or

               Simmons International Ltd. or any entity which has been notified to Christie as being controlled by or
               under common control with Simmons in that member state in respect of the Goods on which such Mark is to be applied or used.

7.   Use and Maintenance of the Patents and Marks
     --------------------------------------------



     7.1  Subject to Clause 7.3, Christie shall pay such application and renewal fees and do such acts and things as may be necessary to complete the

          Applications, and to maintain and keep on foot the patents in the

          Patent Portfolio and the Marks as it shall in its absolute discretion think fit.



     7.2  Simmons shall procure that Christie be advised in writing of any applications in respect of the Patent Portfolio and for any renewal and renewal fees in respect of the Marks.  Forthwith upon receipt by

          Simmons of such application Simmons shall at Christie's request and expense do such acts, matters and things as may be reasonably necessary to complete the Applications and to maintain and keep on foot the Patent Portfolio and the Marks or any of them.



     7.3  Simmons and Christie mutually undertake for the duration of this

          Agreement (a) not to cancel or do anything which might materially affect the validity of any patent in the Patent Portfolio, or (b) not to amend the specification of any such patent or the specification accompanying any application for letters patent within the scope of this Agreement, without the consent of Christie.



     7.4  Simmons shall notify Christie of, and at the expense and direction of

          Christie defend, every proceeding or application in the patent Office,

          the Court or elsewhere for opposition to the grant of or for revocation of the Patent Portfolio or the cancellation of the Marks or any of them.

     7.5  Simmons undertakes that it will at the direction and expense of

          Christie apply for the renewal of the registration of the Marks or any of them and use its reasonable endeavours to prosecute such applications and any applications for Improvement Patents in the

          Territory.



     7.6  Christie shall affix the Marks only to those Goods which are of no lesser quality than the equivalent Goods in relation to which the

          Marks have been used in any part of the Territory by any of the

          Subsidiaries for the last three years prior to the date of this

          Agreement.



8.   Infringement and Defense
     ------------------------

     8.1  Christie and Simmons hereby mutually agree forthwith to give notice in writing by telex or telecopier to the other of any infringement or suspected or threatened infringement in the Territory of any patent in the Patent Portfolio or of any Mark or the Non-Registered Marks which shall at any time come to their knowledge.



     8.2  Simmons agrees with Christie that Christie may at its own expense bring proceedings for infringement in the Territory of the Patent

          Portfolio and the Marks and the Non-Registered Marks and whether in its own name or in the name of Simmons and Christie shall, if successful, be entitled to any damages or costs which it shall recover therein.



     8.3  In the event that Christie shall elect not to bring proceedings for any infringement of the Patent Portfolio or the Marks, Simmons shall be entitled in its own name and at its own expense to bring proceedings for infringement thereof in the Territory and Simmons shall, if successful, be entitled to any damages or costs which it shall recover therein.

     8.4  Simmons and Christie and each of them hereby agree that each shall cooperate in the prosecution of any suit or undertaking commenced by the other under sub-clauses 8.2 or 8.3 hereof in all respects as the party bringing that suit may reasonably require, and at that party's expense.

9.   Third Party Claims
     ------------------

     9.1  If any proceedings are threatened or commenced by a third party against either Christie or any person claiming through, under or in trust for Christie or any of its customers or Simmons or any person claiming through, under or in trust for Simmons in any country of the

          Territory on the ground that the goods manufactured by Christie as above infringe any patent monopoly right or trademark vested in such third party the party so threatened or sued shall inform the other forthwith upon becoming aware of such threat or action.



     9.2  If Christie or both parties shall decide that such proceedings shall be defended Christie shall have sole control of the proceeding and shall bear the whole costs thereof and shall pay any damages and costs awarded (whether awarded against Christie or Simmons) in favour of such third party.  If Simmons only shall decide that such proceedings shall be defended, Simmons shall bear the whole cost thereof and shall pay any damages and costs awarded (whether against Christie or

          Simmons) in favour of such third party save that if such action shall arise solely as a result of Christie's use of any of the patents in the Patent Portfolio or Marks or other Intellectual Property Rights,

          Christie shall bear the whole cost and damages thereof without prejudice to Christie's rights under the Acquisition Agreement.  If one party only shall decide that such proceedings shall be defended the
          other party to this Agreement shall render to the party so defending all assistance that it reasonably can at the requesting party's cost if so requested.



10.  Product Liability
     -----------------

     10.1 Christie agrees to defend, indemnify and hold Simmons harmless from and against any and all product liability claims of third parties (and liabilities, judgments, penalties, losses, costs, damages, and expenses therefrom including reasonable attorneys' fees) arising from

          Christie's manufacture, sale or distribution of the Goods.



     10.2 Simmons agrees to promptly notify Christie of any product liability claim asserted against it with respect to Christie's manufacture, sale or distribution of the Goods.  Once Christie has taken reasonable steps to defend against such claim, and so notified Simmons, any further expenses incurred by Simmons, including attorneys' fees, shall be for its own account unless Christie discontinues taking such reasonable steps.



     10.3 Christie shall maintain an amount of product liability insurance as is customary in the Territory for conducting the business of

          manufacturing and selling the Goods.   In the event Christie

          discontinues any such insurance, it shall give Simmons at least ten

          (10) days notice before such insurance lapses or in the event that any such insurance lapses for any other reason, Christie shall promptly notify Simmons of such event.



11.  Improvement Patents
     -------------------

     Simmons hereby agrees to grant to Christie in respect of Improvement

     Patents granted to Simmons the like licence as is agreed to be granted herein under the Existing Patents

     (at no additional royalty) and to execute a formal licence or licences therefor substantially as set forth in the Fourth Schedule hereto.



12.  Transmission of Rights
     ----------------------



     12.1 This Agreement and the rights licenced or to be licenced hereunder may not be Transferred (as defined in subclause 12.2) by Simmons except

          (i) to any entity under common control with Simmons or (ii) to a third party in connection with the sale, transfer or other disposition of substantially all of its business in the Goods and may not be otherwise dealt with by Simmons.



     12.2 This Agreement and the rights licensed or to be licensed hereunder may not be assigned, sub-licensed or in any other manner conveyed or transferred (including without limitation by means of a change in control) (collectively, a "Transfer") except upon written notice to Simmons:

          (i)  by Christie to any entity controlled by or under common control with Christie;

         (ii)  to a third party in connection with the sale, transfer or other disposition by Christie of substantially all of the

               business carried on by the Subsidiaries as of the date

               hereof; or

        (iii)  to a third party to the extent only that such  portion of this Agreement to be Transferred relates to a business

               carried on in or from a country in the Territory which is a country in which a Subsidiary is located as part of the

               sale, transfer or other disposition of such Subsidiary

               together with its business and assets or substantially all of the
                    business and assets of such Subsidiary as carried on as of the date hereof; provided, however, Christie shall not

                    Transfer this Agreement or any portion thereof to a

                    Simmons' competitor in the bedding industry in the markets in which Simmons competes in North America for the life of the Technology Agreement.

          Prior to such Transfer to a third party, Christie shall obtain the written consent of such third party to assume all the obligations of

          Christie under this Agreement with respect to that portion of the

          Transferred license.


     12.3 If either party (the "First Party") shall Transfer the benefit of this

          Agreement to a third party as provided herein, the other party hereto

          (the "Other Party") shall at the request of the First Party forthwith enter into a new agreement with such third party which agreement shall be co-terminous with this Agreement and will release the First Party from all obligations and liabilities hereunder in respect of anything arising after the date of such assignment to the extent of that portion of the Agreement Transferred.



     12.4 Each party agrees that if the other shall deal with the rights granted to it hereunder, such party will do all such acts, matters and things,

          including the execution of any document, including, in particular and without prejudice to the generality of the foregoing, any licence or

          Registered User Agreement as may reasonably be necessary to give effect to the same.  The provisions of this sub-clause shall survive termination of this Agreement.

13.  Duration
     --------

     This Agreement shall be co-terminous with the Technology Agreement. On termination of this Agreement Simmons shall forthwith grant to

     Christie exclusive licences on the same terms and conditions as this

     Agreement insofar as practicable of all the rights to which Christie is entitled hereunder or under the Technology Agreement for the life of the relevant rights.



14.  Effect of Termination
     ---------------------

     Any termination of this Agreement shall be without prejudice to the rights of either party against the other which may have accrued up to the date of such termination.



15.  Sales to International Hotel Chains in Europe
     ---------------------------------------------

     (a)  Simmons hereby agrees not to solicit any business relating to the  Goods in the Territory during the term of this Agreement.



     (b)  Where inquiries or orders for Goods for delivery in the Territory are received by Simmons, Simmons will use its reasonable

          endeavours to persuade the potential buyer to place the contract with or through Christie or a permitted sublicensee of Christie hereunder.



     (c)  If Christie's sales efforts generate orders for Goods which

          Simmons manufactures outside the Territory or Simmons fails to persuade any buyer referred to under sub-clause (b) above to buy from Christie or a permitted sublicensee of Christie hereunder,

          then Simmons will pay Christie a five percent (5%) commission on the Net Sales (as defined in the Other Licenses) if Simmons accepts such orders.

16.  Notices
     -------

     (1)  All notices and other communications to be sent by either party to the other shall be in writing and shall be sent to the other party at the address of that party set out below, or such other address (if any) as that party may have notified in writing to the party serving the notice as its address for service hereunder.



     (2)  Notice may be given by air mail letter or by telex, telemessage,

     fax, or cable confirmed by air mail letter, and each letter containing or confirming notice will be sent by registered air mail addressed to the other party at the address for service and will be deemed to have been received on the earlier of the tenth (10) day (not including

     Sundays or public holidays) after dispatch of the notice or the date of receipt of confirmation of delivery of such notice:

To Simmons:

               Simmons USA Corporation Inc.
               6 Executive Park Drive
               Atlanta, Georgia 30329, USA

               Attention:  Mr. Robert A. Magnusson



with copy to:



               Messrs. Lane & Partners
               46/47 Bloomsbury Square
               London WC1A 2RU

               Attention:  Mr. William Morton



To Christie:

               Christie-Tyler plc
               Brynmenyn, Bridgend
               Mid Glamorgan CF 32 9LN
               Wales

               Attention:  Mr. Kevin O'Sullivan
with copy to:

               Messrs. Herbert Smith
               Watling House
               35 Cannon Street
               London EC4M 5SD

               Attention:  Mrs. Margaret Mountford



Or such other addresses as the party to be served shall have notified as its address or addresses for service therewith.



17.  Jurisdiction and Choice of Law
     ------------------------------

     This Agreement shall be governed by English law in every particular including formation and shall be deemed to have been made in England and be subject to the non-exclusive jurisdiction of the English

     Courts.



18.  Severance and Notification
     --------------------------

     18.1 This Agreement shall be construed in a manner to avoid violation of,

          or invalidity under, any applicable law, including the Treaty of Rome and EEC Regulations.  Should any provision of this Agreement nevertheless be or become invalid, illegal or unenforceable under any applicable law, the other provisions of this Agreement shall not be affected and, to the extent permissible, the parties will negotiate and agree to a lawful alternative which in practical terms secures the same commercial result as the invalid, illegal or unenforceable provision.



     18.2 The parties have agreed at their own expense to notify this Agreement to the Commission of the EEC pursuant to Articles 2 and 4 of Council

          Regulation 17/62 and subject to clause 18.1 herein hereby agree to negotiate in good faith and make all such modifications to this

          Agreement as may be required by the Commission of the EEC as conditions precedent either to the granting of a negative clearance or to the application of Article 85

          (3) of the Treaty of Rome to this Agreement provided if the Commission of the EEC requires that the rights granted to Christie under this

          Agreement shall become non-exclusive and/or the intentions of the parties hereto have become substantially negated by reason of such required modifications after the parties have in good faith used their best efforts to avoid such a requirement, the Marks and the patents in the Patent Portfolio which are the subject of such requirement shall,

          upon the request of Christie, be assigned by Simmons to Christie, and

          Christie agrees to continue to observe all its obligations and the restrictions set out in this Agreement to the extent possible.



19.  Joint Obligations of Simmons.   Simmons U.S.A. Corporation, Simmons
     ----------------------------

     Company and Info Establishment hereby agree that the liabilities and obligations of Simmons under this Agreement shall be construed as liabilities and obligations of them jointly, each of them singly and any two or more of them together.

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.

                                   SIMMONS U.S.A. CORPORATION



                                   BY: /s/
                                      ------------------------------
                                           Vice President

                                   SIMMONS COMPANY


                                   BY: /s/ Robert A. Magnusson
                                      ------------------------------
                                       Robert A. Magnusson
                                       President

                                   INFO ESTABLISHMENT


                                   BY: /s/
                                      ------------------------------
                                       Vice President

                                   CHRISTIE-TYLER plc


                                   BY: /s/
                                      ------------------------------

                               THE FIRST SCHEDULE
                               ------------------

                                     PART 1
                                 "The Patents")


FRANCE
- ------

                                   Patent
                                   Number         Date Filed
                                   ------         ----------

Ultrasonic Pocketing Machine       2389573        11/11/83
Apparatus for making assemblies
 of pocketed springs               0060146        01/02/86
Pocketed spring assembly           2451729        01/16/84


ITALY
- -----
                                   Patent
                                   Number         Date Filed
                                   ------         ----------

Ultrasonic Pocketing Machine       1102546        10/07/85
Pocketed spring assembly           1127369        05/21/86
Apparatus for making assemblies
 of pocketed springs               0060146        01/02/86


UNITED KINGDOM
- --------------
                                   Patent
                                   Number         Date Filed
                                   ------         ----------

Thermally welded spring pockets    1586909        05/27/81
Apparatus for making assemblies
 of pocketed springs               0060146        01/02/86
Pocketed Spring Assembly           2044609        01/16/84

                                     PART 2
                              ("The Applications")

FRANCE
- ------
                                        Patent
                                        Number         Date Filed
                                        ------         ----------

Ultrasonic Separation Apparatus         84303338       05/17/84

Method and Apparatus for
Manufacturing Inner Spring
Constructions                           85301642       03/08/85

Inner Spring Construction               84306855       10/09/84


ITALY
- -----

Ultrasonic Separation Apparatus         84303338       05/17/84

Method and Apparatus for
Manufacturing Inner Spring
Constructions                           85301642       03/08/85

Inner Spring Construction               84306855       10/09/84


UNITED KINGDOM
- --------------

Ultrasonic Separation Apparatus         84303338       05/17/84

Method and Apparatus for
Manufacturing Inner Spring
Constructions                           85301642       03/08/85

Inner Spring Construction               84306855       10/09/84

                               THE SECOND SCHEDULE
                               -------------------

                                  ("The Marks")

FRANCE
- ------
                                        Registration       Expiration
                                            Number            Date
                                        ------------       ---------


S Simmons (Vignette)                    1328770            12/29/95
Simmons                                 1051294            05/26/88
S with House Design                     1200707            04/06/92
S-Emblem                                1008176            02/07/87
Contour-Flex                            1309105            05/13/95
Beautyrest                              1162669            02/13/91
Hide-A-Bed                              1132278            04/23/90
Simmons                                 1162668            02/13/91
Quietude                                1228937            03/02/93
Confopedic                              1294196            11/07/94
Dorsopedic                              1281624            08/07/94
Dorsotonic                              1295479            01/10/95
Foundation Simmons
  Sur Le Sanmeil                        1281623            05/26/88
Simflex                                 1037603            12/11/96


ITALY
- -----
                                        Registration       Expiration
                                            Number            Date
                                        ------------       ---------

Beautyrest                              311881             06/11/93
Hide-A-Bed                              298985             12/01/96
S with House Design                     283250             03/27/92
Simmons                                 298983             12/23/93
Beautyrest                              376582             10/02/90
Hide-A-Bed                              374849             12/02/90
S (with design)                         354862             01/21/89
Simmons                                 R173292            12/07/93



MONACO
- ------
                                        Registration       Expiration
                                            Number            Date
                                        ------------       ---------

Beautyrest                              376582             10-02-90
Hide-a-Bed                              374849             12/02/90
S (with design)                         354862             01/21/89
Simmons                                 R173292            12/07/93

UNITED KINGDOM
- --------------
                                        Registration       Expiration
                                            Number            Date
                                        ------------       ----------

Beautyrest                              600431             08/17/87
S Symbol                                960389             06/01/91
Maxipaedic                              1024385            02/01/95
Hidabed                                 B866432            07/07/99
Contour-Flex                            1241627            05/10/92
Hydabed                                 B961346            06/22/91

                               THE THIRD SCHEDULE
                               ------------------

                                     PART 1

                               ("The Technology")

The Technology consists of the technology described in the following patent applications and patents without regard to the country in which such patent applications and patents were filed:





                                     Patent        Country            Date
Description of Technology            Number       of Filing          Filed
- -------------------------            ------       ---------          -----

Ultrasonic Separation Apparatus 0144114 United Kingdom 05/17/84 Method and Apparatus for
  Manufacturing Inner
  Spring Constructions               0155158     United Kingdom     10/09/84
Inner Spring Construction            0154076     United Kingdom     10/09/84
Ultrasonic Pocketing Machine         2389573     France             11/11/83
Pocketed Spring Assembly             8005062     United Kingdom     04/20/82


- ----------------
* Denotes patent application number.

                                     PART II

                          ("The Non-Registered Marks")

The marks consist of the following:   *









- ---------------------------------
* See attached sheets.

                        THIS IS A LISTING OF "THE MARKS"

                  REFERRED TO IN PART II OF THE THIRD SCHEDULE



Beautyrest


MAXIPEDIC


HIDE-A-BED


CONTOUR-FLEX



SIMMONS








SIMMONS

                               THE FOURTH SCHEDULE
                               -------------------


                                  (Clause 2.2)


                          ("The Formal Patent Licence")


BY THIS LICENCE,
                -------------------------------------------------------------

(hereinafter called the "Licensor") of
                                       ---------------------------------------

                               HEREBY GRANT to                              of
- -----------------------------                  ---------------------------

                                                         (hereinafter called
- --------------------------------------------------------

"the Licencee") in respect of each of the following letters patent, of which we

are Proprietors, that is to say Nos.             (hereinafter called "the
                                     -----------

Patents").



WITNESSETH that the Licensor hereby grants to the Licensee an exclusive Licence in respect of the aforesaid Letters Patent upon the terms and conditions of an

Agreement dated       April 1987 and made between the parties hereto.
                -----



SIGNED by

for and on behalf of




                                                 -------------------------------
                                                 Authorized Signatory

                               THE FIFTH SCHEDULE
                               ------------------

                                  (Clause 3.2)

                            REGISTERED USER AGREEMENT
                            -------------------------





Dated this                day of               1987



Parties:



                                           , a company incorporated in the
- -------------------------------------------                                -----

             , whose principal place of business is situate at
- -------------                                                  -----------------

, (the "Licensor") (1) and                                    ,  a company
                           -----------------------------------

incorporated in                         whose registered office is situate at
                -----------------------                                       --

                        , ("the Licencee") (2).
- ------------------------





1.   Definitions                     "The Marks" The trade marks registered at

                                     the Trade Mark Registry under the

                                     provisions of the Trade Mark Act 1938 as

                                     follows:

Trademark         Number             Class              Registration Date
- ---------         ------             -----              -----------------









2.   Recitals       (a) The Licensor is the Registered Proprietor of the Marks.

                                     (b) The Licensee is desirous of being

                                     entered at the Trade Marks Registry as a

                                     Registered User of the Marks in respect of

                                     all goods for which the Marks are so

                                     registered.



                                     (c) The Licensor is willing to enter the

                                     Licensee as such Registered User upon the

                                     Terms and Conditions set out below.



3.   The authority                   In consideration of the agreements on the

                                     part of the Licensee later in this

                                     Agreement the Licensor hereby authorizes

                                     the Licensee to use the Marks as a

                                     Registered User of the Marks for so long as

                                     the Licensee remains registered as such

                                     Registered User.



4.   The Licensee's                  The Licensee hereby agrees with the
obligations
                                     Licensor throughout obligations the Term as

                                     follows:


                                     (a) not to use the Marks except strictly in

                                     accordance with the terms and conditions

                                     hereof.


                                     (b) not to use the Marks on or in relation

                                     to any goods which do not conform to the

                                     quality and standards stipulated in the

                                     License Agreement made between the Licensor

                                     and others and the Licensees dated the

                                     ______day of April 1987.



5.   Duration                        The term of this Agreement shall be as set

                                     forth in the Agreement subject to the

                                     Licensees observance of the conditions

                                     hereof.

6.   Acknowledgement                 The Licensor and the Licensee agree that

                                     the Licensee shall not be the sole

                                     Registered User of the Marks.



7.   The Licensor's                  The Licensor shall join with the Licensee
     Obligations
                                     in making an obligations application to the

                                     Registrar of Trade Marks for the purposes

                                     of securing the registration of the

                                     Licensee as such Registered User of the

                                     Marks under Section 28 of the Trade Marks

                                     Act 1938 and shall procure the Licensee to

                                     be registered as user of the Marks free of

                                     any encumbrances such as provided therein.



SIGNED by

for and on behalf of


                ------------------------------------------
                Authorized Signatory

SIGNED by

for and on behalf of




                ------------------------------------------
                Authorized Signatory

                               THE SIXTH SCHEDULE
                               ------------------

Dated this       day of           , 1987.
           -----        ----------

Parties:



                               , a company incorporated in the
- -------------------------------                                -----------------

                               , whose principal place of business is situate at
- -------------------------------

                                                                     .  (the
- ---------------------------------------------------------------------

"Licensor") (1) and                                                   ,     a
                   --------------------------------------------------

company incorporated in                                              , whose
                       ----------------------------------------------

registered office is situate at                                     ,  ("the
                                 ------------------------------------

Licensee")(2).

1.  Definitions:                     "The Marks" are the trademarks registered

at the (                          ) Registry as follows:
        --------------------------

    Trademarks     Number    Class         Registration Date
    ----------     ------    -----         -----------------



2.  The Licensor hereby grants to the Licensee an exclusive Licence in respect of the Marks upon the terms and conditions of an Agreement dated _____ April

    1987 and made between the parties hereto.



SIGNED by

for and on behalf of




                ------------------------------------------

                Authorized Signatory

SIGNED by

for and on behalf of


                ------------------------------------------

                Authorized Signatory

                        DATED AS OF THE 9TH OF APRIL 1987

     ----------------------------------------------------------------------

                           SIMMONS U.S.A. CORPORATION,



                                SIMMONS COMPANY,



                               INFO ESTABLISHMENT



                                       AND



                               CHRISTIE-TYLER PLC



     ----------------------------------------------------------------------



                               INDUSTRIAL PROPERTY

                                LICENCE AGREEMENT



                 Andorra, Belgium, Denmark, Finland, Gibraltar,
                   Greece, Iceland, Liechtenstein, Luxembourg,
                     Netherlands, Norway, Portugal, Sweden,
                             Switzerland and Turkey



                                     Area 2

     ----------------------------------------------------------------------







                                 Lane & Partners
                             46/67 Bloomsbury Square
                                 London WC1A 2RU

                                     AREA 2
                                     ------



INDEX TO CLAUSES:
- ----------------



                                                            Number    Page
                                                            ------    ----



Definitions                                                   1          4

License Under Patents                                         2          6

License Under Marks                                           3          7

License for Intellectual Property Rights                      4          8

Exclusivity                                                   5         10

Royalties and Payments                                        6         10

Reports, Records and Access                                   7         14

Other Territories                                             8         15

Use and Maintenance of the Patents and Marks                  9         17

Infringement and Defence                                      10        21

Third Party Claims                                            11        23

Product Liability                                             12        24

Improvement Patents                                           13        24

Transmission of Rights                                        14        26

Duration                                                      15        26

Termination                                                   16        27

Effect of Termination                                         17        28

Sales of International Hotel Chains in Europe                 18        28

Notices                                                       19        29

Jurisdiction and Choice of Law                                20        30

Severance and Notification                                    21        31

Joint Obligations of Simmons                                  22        31



The Patents and Applications                      Schedule 1

The Marks                                         Schedule 2

The Technology

  and the Non-Registered Marks                    Schedule 3

The Formal Patent Licence                         Schedule 4

The Registered User Agreement                     Schedule 5

THIS AGREEMENT is made as of the 9th April, 1987

BETWEEN:

(1)       SIMMONS U.S.A. CORPORATION and SIMMONS COMPANY, each a company,

          organized and existing under the laws of the State of Delaware in the

          United States of America and having its principal place of business at

          Six Executive Park Drive, Atlanta, Georgia 30329 and INFO

          ESTABLISHMENT, a company organised and exiating under the laws of

          Liechtenstein and having its address c/o Allgemeines Treuunternehmen,

          P.O. Box 83, FL 9490 Valduz, Liechtenstein (collectively referred to as "Simmons"); and


(2)       CHRISTIE-TYLER plc, a company incorporated in England and having its registered office situate at Brynmenyn, Bridgend, Mid Glamorgan CF3

          29LN ("Christie");

RECITALS

(A)       Simmons and others have entered into an Agreement with Christie for the acquisition by Christie of Sleepeezee Limited, Compagnie

          Continentale Simmons S.A. and Compagnia Italiana Simmons SpA

          (respectively, "the Acquisition Agreement" and "the Subsidiaries").


(B)       Simmons is the beneficial owner of the Letters Patent short particulars of which are set forth in Part I of the First Schedule hereto ("the Patents") and is the Applicant for Letters Patent short particulars of which are set out in Part II of the First Schedule hereto and any applications corresponding thereto anywhere in the

          Territory ("the Applications") all relating to bedding products and/or their manufacture.


(C)       Simmons is the beneficial owner of the trademarks short particulars of which are set out in the Second Schedule hereto and the goodwill associated therewith ("the Marks").

(D)       In the premises the parties hereto have agreed on the grant of licence rights in respect of the said Patents and Applications for Patents and the Marks in favor of Christie on the terms herein set forth.


(E)       In the premises the parties hereto have agreed on the grant of certain rights in respect of the technology set forth in Part I of the Third

          Schedule hereto (the "Non-Patented Technology") and the trademarks set forth in Part II of the Third Schedule hereto together with all the goodwill and the like rights associated therewith in the Territory

          (the "Non-Registered Marks") (collectively, the "Intellectual Property

          Rights").


(F)       Contemporaneously herewith, the parties have executed four additional licence agreements in respect of corresponding patents, patent applications and trademarks in the following territories:  (i) Eire,

          France, Italy, Monaco, the United Kingdom and the Channel Islands

          ("Area 1"); (ii) Austria, Spain and West Germany ("Area 3"); (iii)

          Bahrain, Dubai, Israel, Jordan, Kuwait, Qatar, Saudi Arabia, Sudan and

          the United Arab Emirates ("Area 4"); and (iv) Congo, Gabon, Ivory

          Coast, Senegal, Sierra Leone, Zaire and the islands located in the

          Caribbean ("Area 5").  (All such additional license agreements are hereafter referred to as the "Other License Agreements.")


(G)       Compagnie Continentale Simmons S.A. entered into an Agreement dated

          26th December 1984 with S.A. Beka N.V. under which S.A. Beka N.V. is licensed to use certain of the Marks on pocketed coil mattresses on a non-exclusive basis on the terms and conditions stated therein throughout the European Economic Community (the "EEC") for an initial period of five years (the "Belgian License").


(H)       Contemporaneously herewith, Simmons U.S.A. Corporation and Christie have executed a Technology Agreement which provides for the exchange of various ideas and provides assistance to

          Christie in connection with the use and exploitation of the patents in the Patent Portfolio and the Non-Patented Technology (the

          "Technology Agreement").

                    (iii)     a reference to a person includes a reference to a

                              body corporate and to an unincorporated body of

                              persons; and



                     (iv)     all dates in the Schedules hereto are in U.S.

                              format.



               (c)  a reference to a clause, sub-clause or Schedule (or any part thereof) is to a clause, sub-clause or Schedule (or any part thereof) (as the case may be) of or to this Agreement.



               (d)  the headings are for convenience only and do not affect interpretation.



          1.2  The designations adopted in the recitals and introductory statements preceding this clause apply throughout this Agreement.


2.        Licence Under Patents
          ---------------------


          2.1  Subject to Clause 18 and the Belgian License, Simmons hereby agrees to grant to Christie forthwith an exclusive right, licence and privilege to use the Existing Patents in connection with the manufacture, use, sale, distribution, advertising and promotion of the Goods and to use and exercise the Processes for such purpose within the scope of the Existing Patents or any of them in the Territory for the full life of the relevant rights.



          2.2  Simmons shall execute a licence or several licences as the case may require in such form as may be appropriate in respect of the

               Existing Patents, such licence or licenses to be substantially in the form set forth in the Fourth Schedule hereto or so near thereto as may be appropriate.  It is agreed that this Agreement shall not itself be registered unless required by a court of competent jurisdiction or otherwise required by law. Any such formal licence shall operate subject to the terms of this

               Agreement, and the terms of the said formal licence or licences shall be deemed to be incorporated into this Agreement.  Simmons shall in addition do all such acts, matters or things as may be necessary to grant the licences required to be given hereunder and to procure the registration of the same at the relevant

               Patent Offices in the Territory.



          2.3  Simmons does not warrant that any letters patent of the Patent

               Portfolio is or will be valid or that the Non-Patented Technology can be the subject of a valid patent or that manufacture or dealing in the Goods or the use of the Goods is not an

               infringement of the rights of third parties but is not aware of any such third party rights which may be infringed by such manufacture or dealing or of any claim of such infringement other than as a result of the Belgian License.  The parties hereby acknowledge and agree for purposes of this Agreement that the term "aware" in the preceding sentence is limited to the

               knowledge of Robert A. Magnusson, John P. Peterken and Eugene S.

               Zimmer (Mr. Zimmer is associated with the law firm of Jones and

               Askew in Atlanta, Georgia) as of the date hereof.



3.        Licence under Marks
          -------------------

          3.1  Subject to Clause 18 and the Belgian License, Simmons hereby agrees to grant to Christie an exclusive right, licence and privilege to use the Marks in connection with the manufacture,

               use, sale, distribution, advertising and promotion of the Goods in the Territory.



          3.2  Simmons and Christie hereby agree forthwith to do all things reasonably necessary or desirable for the preservation of the

               Marks to effect the recordal respectively of the Licences hereby granted or agreed
               to be granted at the relevant Trade Mark Registry in the

               Territory in respect of Goods for which the Marks are registered.

               To this effect the parties hereby agree that Licences in the form set out in the Fifth Schedule hereto or so near thereto as may be appropriate in each case shall be executed by Simmons and

               Christie.



          3.3  Simmons does not warrant that any of the Marks are or will be registered or are capable of registration or that manufacture or dealing in the Goods is not an infringement of the rights of third parties but is not aware of any such third party rights which may be infringed by such manufacture or dealing or of any claim of such infringement other than as a result of the Belgian

               License.  The parties hereby acknowledge and agree for purposes of this Agreement that the term "aware" in the preceding sentence is limited to the knowledge of Robert A. Magnusson, John P.

               Peterken and Eugene S. Zimmer (Mr. Zimmer is associated with the law firm of Jones and Askew in Atlanta, Georgia) as of the date hereof.



4.        License for Intellectual Property Rights
          ----------------------------------------

          4.1  Subject to the Belgian License, Simmons grants to Christie an exclusive right, license and privilege to use the Non-Patented

               Technology in connection with the manufacture, use, sale,

               distribution, advertising and promotion of the Goods in those countries in the Territory in which there is no patent

               application, patent or registration with respect to the Non-

               Patented Technology (the "Non-Patented Territory") until such time as a patent application is filed in the Non-Patented

               Territory with respect to any portion of such Non-Patented

               Technology, in which case the portion of such Non-Patented

               Technology which is the subject of such patent application filed in the Non-Patented

               Territory shall be considered part of the Patent Portfolio for purposes of this Agreement and the First Schedule hereto shall be so amended.



          4.2  Subject to the Belgian License, Simmons grants to Christie an exclusive right, license and privilege to use the Non-Registered

               Marks in those countries in the Territory in which there is no registration with respect to the Non-Registered Marks (the

               "Non-Registered Territory") in connection with the manufacture,

               use, sale, distribution, advertising and promotion of the Goods in such Non-Registered Territory until such time as a

               registration for a Non-Registered Mark is effected in any of such

               Non-Registered Territory, in which case such Non-Registered Mark shall be considered to be a Mark for purposes of this Agreement and the First Schedule hereto shall be so amended.



          4.3  Christie hereby acknowledges and agrees that Simmons shall at all times during the life of this Agreement be permitted to file patent applications as the registered proprietor thereof with respect to the Non-Patented Technology in the Non-Patented

               Territory and register the Non-Registered Marks in its own name at its own cost in the Non-Patented Territory; provided, however,

               Christie shall have the right and Simmons shall cooperate, at the expense of Christie, to file such patent applications which designate Simmons in its own name with respect to the Non-

               Patented Technology in the Non-Patented Territory and register the Non-Registered Marks which registration designates Simmons as the registered proprietor thereof in the Non-Registered Territory subject always and in each case to Simmons granting to Christie an exclusive Licence of the rights under the relevant application and any patents or registered trademarks which result from such applications under the terms of this Agreement.

5.        Exclusivity
          -----------

          Simmons covenants that it has not granted and will not grant any licence and will not itself do or cause or procure to be done anything which derogates from or conflicts with the rights granted to Christie hereunder.


6.        Royalties and Payments
          ----------------------

          6.1       (a)  From the date of this Agreement, Christie shall pay to

                         Simmons U.S.A. Corporation royalties in respect of all

                         Goods sold by Christie during the life of this

                         Agreement.



                    (b)  The said royalties shall be:



                         (i)  in the case of Goods (other than convertible sofas

                              and slatted bases) the manufacture or sale of

                              which in the part of the Territory in which such

                              manufacture or sale takes place would have

                              infringed any one of the patents in the Patent

                              Portfolio were it not for this Licence Agreement,

                              two percent (2%) of Net Sales save that on the

                              sale of a mattress together with other Goods

                              royalty shall only be paid (insofar as that

                              mattress and those other goods fall within the

                              claims of any of the Patent Portfolio) on the Net

                              Sales of such mattress; provided, however, for

                              purposes of this royalty payment only, the

                              Patent Portfolio shall be deemed to consist of

                              the Non-Patented Technology within the

                              Non-Patented Territory and the expiration of such

                              Non-Patented Technology shall be deemed to be

                              fourteen years from the date hereof

                              (i.e., as if a valid patent with a life of

                              fourteen years from the date hereof existed with

                              respect to all of the Non-Patented Technology in

                              the Non-Patented Territory);



                    (ii)      in respect of Goods (other than convertible sofas

                              and slatted bases) not covered by sub-clause (i)

                              above and sold under one or more of the Marks or

                              the Non-Registered Marks, one percent (1%) of Net

                              Sales; and



                    (iii)     in respect of Goods consisting of convertible

                              sofas and slatted base foundations, nil royalty.



                    It is hereby agreed that if any of the Goods shall be liable to bear royalty under one or more of the Other Licences,

                    only a single payment of royalty shall be due and payable in respect of such Goods and such payment shall be of the

                    highest amount of royalty due and payable in respect of such

                    Goods pursuant to each of such Other Licences and this

                    Agreement.



               (c)  It is agreed that there shall be excluded from any

                    calculation of royalty under this Agreement supplies by

                    Christie of Goods to the following hotel groups in Portugal which any of the Subsidiaries has supplied Goods to during the three years prior to the date of this Agreement and any person, firm or company which may hereafter acquire such

                    hotels owned by the said groups or any of them, which

                    supplies shall be royalty-free:

                                     Parador

                                The Palaya Group

                              Grupo Hotels Fiesta

                                The Mellia Group

                                      Estursa

                                  Marbella Club

                                Club Mediterranee

                                Intercontinental



               (d)  For the purpose of calculating royalties, Net Sales shall be converted into pounds sterling and then into U.S. dollars at the rate of exchange announced by National Westminster Bank plc (or if such rate of exchange is unavailable at National

                    Westminster Bank plc, at another major institution of

                    national standing in London, England) as at close of

                    business on the last day of each Royalty Period (as defined below).



               (e)  Christie may deduct the sum of 125,000 pounds sterling (the

                    "Aggregate Deduction") when calculating its aggregate Net

                    Sales during each Royalty Period under this License and each of the Other Licenses which provide for royalty payments.

                    In respect of the first and last Royalty Period of the

                    duration of this Agreement the Aggregate Deduction shall be reduced in proportion to the extent to which such Royalty

                    Period falls short of the relevant six month period.

               (f)  For the purposes of this Agreement the term "Net Sales"

                    shall mean the ex-works invoice price of Goods shipped by

                    Christie in an arms-length sale, less actual trade discounts including standard cash discounts, if any, not exceeding

                    five percent (5%), and less returns and the cost of freight,

                    insurance, packaging and any Value Added or other similar

                    tax and any duty.  No deduction shall be made for other

                    discounts or uncollectible accounts or for any costs

                    incurred by Christie in the manufacture, sale or

                    distribution of the Goods.



          6.2  The said royalties are payable by Christie to Simmons U.S.A.

               Corporation within sixty (60) days after the end of each six month period ending on 30th June and 31st December (each such six month period is referred to as the "Royalty Period") in each year during the life of this Agreement.



          6.3  (a)  The said royalties are payable by Christie from London,

                    England and are to be transferred by Christie in U.S.

                    dollars for the credit of Simmons U.S.A. Corporation's

                    account number 8800291992 at Trust Company Bank, Atlanta,

                    Georgia, U.S.A.



               (b)  Simultaneously with transferring each payment, Christie shall telex Simmons U.S.A. Corporation details of the amount in U.S. dollars sent and the date of sending.



               (c)  Simmons U.S.A. Corporation may by notice in writing to

                    Christie vary the place and manner of payment and may

                    require payments to be made on behalf of Christie by any one of Christie's subsidiary companies which shall be able to do

                    so.

          6.4  Christie shall pay any taxes, levies and other charges as are required by English law to be withheld from Simmons and shall submit to Simmons receipts for the monies so paid or withheld.



          6.5  It shall be the responsibility of Christie to make all reasonable efforts to obtain any necessary government or other official permission for the transmission of such royalty payments to

               Simmons.



          6.6  If Christie shall be, at the time of any payment due to Simmons,

               prevented by the laws and regulations then in force in England from remitting any amount due to Simmons, Christie shall pay the amount due to a bank account in England in the name of Simmons

               U.S.A. Corporation and such payment shall be a full discharge of

               Christie's obligation to make payment hereunder.



7.        Reports, Records and Access
          ---------------------------



          7.1  Christie shall, within sixty (60) days after the end of each

               Royalty Period deliver to Simmons U.S.A. Corporation:



               (a)  a written report stating the aggregate invoice price charged by Christie in respect of Goods falling within Clauses

                    6.1(b)(i) and 6.1(b)(ii) above respectfully in that Royalty

                    Period, and



               (b)  the amount of royalties due and owing under Clause 6A above.



          7.2  Christie shall keep full, true and accurate records, vouchers and books of account containing all particulars which may be

               necessary for the purpose of calculating the amounts payable to

               Simmons U.S.A. Corporation by way of royalties as aforesaid.

               Such
               books and the supporting data shall be open at all reasonable times and upon reasonable notice for two (2) years following the end of the Royalty Period to which they pertain to the inspection of an independent chartered accountant retained by Simmons U.S.A.

               Corporation at the sole option and at the cost of Simmons for the purpose of verifying the royalty calculations of Christie, and such accountant shall be entitled at Simmons U.S.A. Corporation expense to take and remove copies of such books and supporting data and Christie shall on the request by or on behalf of Simmons

               U.S.A. Corporation provide full and true information and

               explanations in writing of and concerning all matters and

               questions appearing in or arising in relation to the said

               accounts.  Simmons U.S.A. Corporation hereby agrees that such information shall be the confidential property of Christie and that such accountant shall not disclose the same nor any part thereof save the amount of any error to any person, firm or company other than in confidence to Simmons U.S.A. Corporation's own professional advisers or unless such disclosure is required by a court of competent jurisdiction or otherwise required by law.



          7.3  Once annually, within sixty (60) days after the end of the audit in respect to each of its financial years, Christie shall furnish a statement setting out the Goods which it has sold during that preceding financial year together with a calculation of the royalties due thereon.



8.        Other Territories
          -----------------

          8.1  Save as many specifically be agreed to in the Other Licenses or in writing between the parties, Christie agrees as follows:

               (a)  not to manufacture, advertise, or knowingly sell or supply for export to any market outside the EEC any Goods

                    manufactured in accordance with any one or more of the

                    patents in the Patent Portfolio and/or on which any of the

                    Marks is or is to be applied or use.



               (b)  not to manufacture any Goods outside the Territory in any country where the inventions employed in the manufacture of such Goods, or the Goods themselves so manufactured, are

                    protected in such country by patents corresponding to the

                    patents in the Patent Portfolio owned by or registered or

                    applied for in the name of Simmons or Simmons International

                    Ltd. or any entity which has been notified to Christie as

                    being controlled by or under common control with Simmons.



               (c)  not actively to seek customers for the Goods nor to

                    advertise the Goods nor to establish any branch or

                    distribution depot handling the Goods outside the Territory in any other member state of the EEC where the inventions

                    employed in the manufacture of such Goods, or the Goods

                    themselves so manufactured, are protected in such member

                    state by patents corresponding to the patents in the Patent

                    Portfolio owned by or registered or applied for in the name of Simmons or Simmons International Ltd. or any entity which has been notified to Christie as being controlled by or

                    under common control with Simmons.



               (d)  not to apply or use on the goods outside the Territory in any member state of the EEC any Mark being a trade mark

                    which is owned by or registered or applied for in the name of Simmons or Simmons International Ltd. or any entity which has been notified to Christie as being controlled by or under common control with Simmons in that member state in respect of the Goods on which such Mark is to be applied or used.



9.        Use and Maintenance of the Patents and Marks
          --------------------------------------------

          9.1  Christie agrees that it will use all reasonable endeavours in all the circumstances to exploit the Goods covered by the Patent

               Portfolio and to use the Marks and the Non-Registered Marks.



          9.2  Christie shall, subject to being advised pursuant to Clause 9.3 below, for the duration of this Agreement, pay such application and renewal fees and do such acts and things as may be necessary to complete the Applications and to maintain and keep on foot the patents in the Patent Portfolio and the Marks and shall so far as it is able produce to Simmons the receipt for such application and renewal fees seven days at the least before the last day for paying any of them (excluding periods allowing an extension of the time limit for renewing) and in default shall recognize the right of Simmons to pay the same and to be credited with the cost thereof.



          9.3  Simmons shall procure that Christie be advised in writing of any applications in respect of the Patent Portfolio and for any renewal and renewal fees in respect of the Marks.  Forthwith upon receipt by Simmons of such applications, Simmons shall at

               Christie's request and expense do all such acts, matters and things as may be necessary to complete the Applications and to maintain and keep on foot the Patent Portfolio and the Marks or any of them.



          9.4  Christie and Simmons mutually undertake for the duration of this

               Agreement (a) not to abandon or allow to lapse any Applications,

               or Marks, (b) not to amend
               the specification of any such patent or the specification

               accompanying any application for letters patent within the scope of this Agreement for the duration of the Agreement, without the consent of the other party but such consent shall not be

               unreasonably withheld.



          9.5  Simmons shall in relation to any of the Patent Portfolio or the

               Marks in respect of which Christie is paying the application or renewal fees notify Christie of, and at the expense and direction of Christie defend, every proceeding or application in the Patent

               Office, the Court or elsewhere for opposition to the grant of or for revocation of the Patent Portfolio or the cancellation of the

               Marks or any of them, provided always that if Christie shall elect not to defend the same Simmons may do so at its own expense and Christie shall at the request and expense of Simmons do all such acts, matters and things as Simmons considers in its

               absolute discretion to be desirable in connection with such defense.



          9.6  Simmons undertakes that it will at the direction and expense of

               Christie apply for registration of the Marks or any of them and use its reasonable endeavors to prosecute such applications and any Applications for Improvement Patents in the Territory.



          9.7  The Goods distributed or sold by Christie under or in connection with the Marks and Non-Registered Marks shall be at least

               generally the same as the quality of the Subsidiaries' present product line, the quality of which has been approved by Simmons.

               Material changes to the Goods which are likely to result in a substantial decrease in the quality thereof shall not be made without the prior written approval of Simmons, which approval will not be withheld unless such decrease in quality is likely to materially impair the
               goodwill attached to the Marks and Non-Registered Marks or any other marks owned by Simmons.  Any such disapproval shall

               indicate the specific reasons therefor and shall be made in a reasonable time of Christie's request for such approval.  Such approval shall not be withheld for changes of quality which are at a level comparable to that maintained by Christie's principal competitors in the markets in which they may from time to time compete with Christie.



          9.8  All packaging and advertising of the Goods in connection with the

               Marks and Non-Registered Marks shall be consistent with the standards maintained during the two (2) years prior to this

               Agreement by the Subsidiaries, Simmons having approved said standard, and/or at a level comparable to that maintained by

               Christie's principal competitors in the markets in which they may from time to time compete.



          9.9  The Marks and Non-Registered Marks may be used by Christie only in connection with the sale, marketing and distribution of the

               Goods and for no other purposes.



          9.10 Simmons shall have the right, during the term of this Agreement,

               to inspect the portion(s) of the premises of Christie wherein the Goods are manufactured, work-in-progress, and finished products to be sold under any of the Marks and Non-Registered

               Marks within the Territory during normal business hours and upon reasonable notice solely for the purpose of assuring that the requirements set forth in paragraphs 9.7, 9.8, and 9.9 are fulfilled.



          9.11 Christie shall upon request furnish the Licensor with samples of all labels on which any of the Marks or Non-Registered Marks are utilized and any and all promotional materials and

               advertisements.

          9.12 Christie undertakes that it will render all assistance which it may reasonably be required to render to Simmons in the

               prosecution of Applications in the Territory in relation to the

               Goods at the cost of Simmons.  Simmons will keep Christie

               informed of the progress of the Applications.



          9.13 Christie shall as between the parties hereto be responsible for observing all relevant laws of the respective countries in which the Goods are marketed regarding the marking of goods as patented or as sold under a trade mark duly registered in that country.



          9.14 Christie acknowledges that the Marks and the Non-Registered Marks are the sole property of Simmons that use thereof by Christie shall inure to the benefit of Simmons, that Christie owns no interest in the Marks and the Non-Registered Marks except its

               Licence herein and the Other Licences, and that performance of this Agreement shall in no way create any rights in the Marks and the Non-Registered Marks in Christie that would survive the termination of this Agreement.



          9.15 Christie shall cooperate with Simmons in maintaining trademark rights of Simmons by executing such documents prepared at

               Simmons' expense as may reasonably be required by Simmons to obtain or maintain new trademark registrations.



          9.16 Christie shall observe, comply with and perform all rules,

               restrictions and conditions imposed by statute or regulations on the use of the Marks and Non-Registered Marks and not by any

               abuse, misuse, trafficking device, evasion, act or omission,

               knowingly prejudicially affect or endanger Simmons' registrations of or rights to the Marks.

          9.17 Christie shall not have any right except so far as expressly permitted hereunder and under the Other Licences to use the Marks or the Non-Registered Marks (or any other trademarks which so nearly resemble any of the Marks or the Non-Registered Marks as to be likely to deceive or cause confusion) in connection with any goods other than the Goods.


10.       Infringement and Defence
          ------------------------


          10.1 Christie and Simmons hereby mutually agree forthwith to give notice in writing by telex or telecopier to the other of any infringement or suspected or threatened infringement in the

               Territory of any patent in the Patent Portfolio or of any Mark or

               Non-Registered Mark which shall at any time come to their

               knowledge.



          10.2 (a)  If Simmons shall become aware that any patent in the Patent

                    Portfolio or any Mark or Non-Registered Mark is being

                    infringed by a third party, then Simmons shall have the

                    option within thirty (30) days after receipt of such notice to take measures by suit or other undertaking to prevent

                    infringement by the said third party of the said patent

                    and/or Mark and to recover damages for such infringements.

                    Should Simmons exercise such option, all costs,

                    disbursements and expense of such suit or other undertaking shall be borne by Simmons and Simmons shall have the sole

                    choice in the selection of legal representation, shall

                    control and be solely responsible for the conduct of such

                    suit or other undertaking.  Any damages recovered from such suit or other understanding shall be credited to Simmons.

                    Christie, at its own expense, may be represented in any such suit or other undertaking commenced by Simmons.

               (b)  If, however, Simmons shall not exercise its option within such thirty (30) day period, then Christie may, upon the

                    giving of notice to Simmons, at Christie's own expense and in its own name commence a suit or other undertaking to

                    prevent infringement by the said third party of the said

                    patent and/or Mark and recover damages for such

                    infringements.  All costs, including all costs,

                    disbursements and expenses of such suit or other undertaking commenced by Christie shall be borne by Christie and

                    Christie shall have the sole choice in the selection of

                    legal representation, shall control and be solely

                    responsible for the conduct of such suit or such other

                    undertaking.  Any damages recovered from such suit or other undertaking shall be for the credit of Christie.  Simmons

                    may, at its own expense, be represented in any such suit or other undertaking commenced by Christie.



               (c)  If in any proceedings brought by one party (the "First

                    Party") under the provisions of this Clause it is necessary to join the other party hereto as a nominal party, such

                    other party hereby agrees that it will permit itself to be joined as a nominal party and will sign all necessary papers and will fully cooperate with the First Party in the

                    prosecution of such suits or other undertaking provided that all costs, claims, damages and expenses of such other party incurred by or as a result of such joinder shall be borne by the First Party.


       10.3  Simmons and Christie and each of them hereby agree that each shall cooperate in the prosecution of any suit or undertaking commenced by the other under sub-clause

       10.2  hereof in all respects as the party bringing such suit or undertaking may reasonably require and at the expense of that party.


11.       Third Party Claims
          ------------------

          11.1 If any proceedings are threatened or commenced by a third party against either Christie or any of its customers or Simmons in any country of the Territory either on the ground that the Goods sold by Christie under this Agreement or the Other License Agreements infringe any patent monopoly right or trademark vested in such third party the party so threatened or sued shall inform the other forthwith upon becoming aware of such threat or action.

          11.2 If Christie or both parties shall decide on good commercial grounds that such proceedings shall be defended, Christie shall have sole control of the proceeding and shall bear the whole costs thereof and shall pay any damages and costs awarded

               (whether awarded against Christie or Simmons) in favor of such third party.  If Simmons only shall decide that such proceedings shall be defended and Christie shall decide in good faith not to defend such proceedings or Simmons wishes to control the

               defense thereof, Simmons shall pay its own costs and expenses and shall pay any damages and costs awarded (whether against Christie or Simmons) in favour of such third party.  If one party only shall decide that such proceedings shall be defended, the other to this Agreement shall render to the party so defending all assistance that it reasonably can at the requesting party's cost if so requested.

12.       Product Liability
          -----------------

          12.1 Christie agrees to defend, indemnify and hold Simmons harmless from and against any and all product liability claims of third parties (and liabilities, judgments, penalties, losses, costs,

               damages and expenses therefrom including reasonable attorneys'

               fees) arising from Christie's manufacture, sale or distribution of the Goods.



          12.2 Simmons agrees to promptly notify Christie of any product liability claim asserted against it with respect to Christie's manufacture, sale or distribution of the Goods.  Once Christie has taken reasonable steps to defend against such claim, and so notified Simmons, any further expenses incurred by Simmons including attorneys' fees, shall be for its own account unless

               Christie discontinues taking such reasonable steps.



          12.3 Christie shall maintain an amount of product liability insurance as is customary in the Territory for conducting the business of manufacturing and selling the Goods.  In the event Christie discontinues any such insurance, it shall give Simmons at least ten (10) days notice before such insurance lapses or in the event that any such insurance lapses for any other reason, Christie shall promptly notify Simmons of such event.



13.       Improvement Patents
          -------------------

          13.1 Simmons hereby agrees to grant to Christie in respect of

               Improvement Patents granted to Simmons the like Licence as is agreed to be granted herein under the Existing Patents (at no additional royalty) and to execute a formal licence or licences therefor substantially as set forth in the Fourth Schedule hereto.

14.       Transmission of Rights
          ----------------------

          14.1 Notwithstanding the other subclauses in this clause 14, Simmons shall have an unfettered right to assign the right to receive royalties under this Agreement to any person or entity.



          14.2 This Agreement and the rights licensed or to be licensed hereunder may not be Transferred (as hereafter defined) by

               Simmons except (i) to any entity under common control with

               Simmons or (ii) to a third party in connection with the sale,

               transfer or other disposition of substantially all of its

               business in the Goods and may not be otherwise dealt in by

               Simmons.



          14.3 This Agreement and the rights licensed or to be licensed hereunder may not be assigned or in any other manner conveyed or transferred including without limitation by means of a change of control (collectively, a "Transfer") by Christie except upon written notice to Simmons (i) to any entity controlled by or under common control with Christie, or (ii) to a third party in connection with the sale, transfer or other disposition of

               Christie, Compagnie Continentale Simmons S.A. ("Compagnie")

               and/or Sleepeezee Limited ("Sleepeezee") together with

               substantially all of its respective business and assets or substantially all of the business and assets of Christie,

               Compagnie and/or Sleepeezee as carried on as of the date hereof;

               provided that such third party is not a Simmons' competitor in the bedding industry in the markets in which Simmons competes in

               North America.  Prior to any such Transfer, Christie shall obtain the written consent of any such third party to assume all the obligations of Christie under this Agreement.

          14.4 If either party shall Transfer the benefit of this entire

               Agreement to a third party (other than Simmons' right to receive the royalty payments hereunder), that party shall agree with the other that it will at the request of the other forthwith enter into a new agreement with such new party which agreement shall be co-terminous with this Agreement and otherwise upon the terms of this Agreement and will release that other from all obligations and liabilities hereunder in respect of anything arising after the date of such Transfer.



          14.5 Each party agrees that if the other shall deal with the rights granted to it hereunder such party will do all such acts, matters and things, including the execution of any document, including in particular and without prejudice to the generality of the

               foregoing, any licence or Registered User Agreement as may reasonably be necessary to give effect to the same.  The

               provision of this sub-clause shall survive termination of this

               Agreement.



          15.  Duration.
               --------

               Other than a termination of this Agreement pursuant to clause 16,

               this Agreement shall be co-terminous with the Technology

               Agreement.  On termination of this Agreement (other than a termination pursuant to clause 16), Simmons shall forthwith grant to Christie exclusive licences on the same terms and conditions as this Agreement insofar as practicable of all the rights to which Christie is entitled hereunder or under the Technology

               Agreement for the life of the relevant rights.

16.       Termination
          -----------

          Either party shall have the right to terminate this Agreement and the licences hereunder forthwith by notice in writing to the other upon the happening of any of the following events:



               (i)  if that other fails to perform or observe any of the terms hereof or of any of the Other Licenses on that other's part to be performed and observed and fails to remedy such breach within 90 days of a notice from the first party to remedy

                    the same.



             (ii)   If Christie has a receiver appointed of the whole or any

                    substantial part of its assets, or if any order is made or a resolution is passed for the winding up of Christie (except where such winding up is for the purposes of amalgamation or reconstruction such that the company resulting (if a

                    different legal entity) shall effectively agree to be bound by or assume the obligations of this Agreement and such

                    company is one to which Simmons cannot reasonably object).



           (iii)    Simmons shall have the right to terminate this Agreement and any Licences granted hereunder forthwith by notice in

                    writing to Christie if Christie, its business or undertaking shall compete with Simmons in the bedding industry in the

                    markets in which it competes in North America.



           (iv)     This Agreement shall terminate forthwith with respect to any

                    Marks (and the Non-Registered Marks) at any time that

                    Christie shall not be making sufficient use of such Marks

                    (and the

                    Non-Registered Marks) so as to at all times constitute legal use (i.e., true commercial use sufficient to avoid a finding of abandonment of Marks in the jurisdiction by any competent court in the Territory).



17.       Effect of Termination
          ---------------------

          17.1 Any termination of this Agreement shall be without prejudice to the rights of either party against the other which may have accrued up to the date of such termination and shall (subject as hereinafter provided) be without prejudice to the right of

               Christie for a period of six months following the date of

               termination to dispose of stocks of the Goods within the

               Territory whether assembled or in course of assembly at the date of termination.



          17.2 Where this Agreement terminates under any of the provisions of

               Clause 16 hereof all relevant licences shall on expiry of the notice of termination themselves terminate and Christie shall not thereafter be concerned in any of the Goods which would infringe any of the Patent Portfolio or the Marks which shall not then be

               Licenced hereunder in the Territory, and Christie hereby

               specifically agrees that it shall not use any of the Non-Patented

               Technology and Non-Registered Marks in the Territory, whether by way of manufacture, use, exercise or vending or otherwise.



18.       Sales to International Hotel Chains in Europe
          ---------------------------------------------

          (a)  Simmons hereby agrees not to solicit any business relating to the

               Goods in the Territory during the term of this Agreement.

          (b)  Where inquiries or orders for Goods for delivery in the Territory are received by Simmons, Simmons will use its reasonable

               endeavours to persuade the potential buyer to place the contract with or through Christie or a permitted sublicensee of Christie hereunder.



          (c)  Where Christie makes sales of Goods either as a result of direct approach from a potential buyer or an inquiry referred from

               Simmons, such sales shall be royalty bearing to the extent provided herein.



          (d)  If Christie's sales efforts generate orders for Goods which

               Simmons manufactures outside the Territory or Simmons fails to persuade any buyer referred to in subclause (b) above to buy from

               Christie or a permitted sublicensee of Christie hereunder, then

               Simmons will pay Christie a five percent (5%) commission on the

               Net Sales (as defined herein) if Simmons accepts such orders.


19.       Notices
          -------

               (1)  All notices and other communications to be sent by either party to the other shall be in writing and shall be sent to the other party at the address for that party set

                    out below, or such other address for that party set out

                    below or such other address (if any) as that party may have notified in writing to the party serving the notice as its address for service hereunder.

               (2)  Notice may be given by air mail letter or by telex,

                    telemessage, fax or cable confirmed by air mail letter, and each letter containing or confirming notice will be sent by registered air mail addressed to the other party at the

                    address for service and will be deemed to have been received on the earlier of the tenth (10) day (not including

                    Sundays or public holidays) after dispatch of the notice or the date of receipt of confirmation of delivery of such

                    notice.

                    To Simmons:

                         Simmons USA Corporation Inc.
                         6 Executive Park Drive
                         Atlanta, Georgia 30329, USA

                         Attention:  Mr. Robert A. Magnusson

                    with copy to:

                         Messrs. Lane & Partners
                         46/47 Bloomsbury Square
                         London WC1A 2RU

                         Attention:  Mr. William Morton

                    To Christie:

                         Christie-Tyler plc
                         Brynmenyn
                         Bridgend
                         Mid Glamorgan CF32 9LN
                         Wales

                         Attention:  Mr. Kevin O'Sullivan

                    with copy to:

                         Messrs. Herbert Smith
                         Watling House
                         35 Cannon Street
                         London EC4M 5SD

                    Attention:  Mrs. Margaret Mountford

20.       Jurisdiction and Choice of Law
          ------------------------------

          This Agreement shall be governed by English law in every particular including formation and shall be deemed to have been made in England and be subject to the non-exclusive jurisdiction of the English courts.

21.       Severence and Notification.
          --------------------------

          21.1 This Agreement shall be construed in a manner to avoid violation of, or invalidity under, any applicable law, including the Treaty of Rome and EEC Regulations.  Should any provision of this

               Agreement nevertheless be or become invalid, illegal or

               unenforceable under any applicable law, then subject to

               subclause 2 of this clause the other provisions of this

               Agreement shall not be affected and, to the extent permissible,

               the parties will negotiate and agree to a lawful alternative which in practical terms secures the same commercial result as the invalid, illegal or unenforceable provision.



          21.2 The parties have agreed at their own expense to notify this

               Agreement to the Commission of the EEC pursuant to Articles 2 and

               4 of Council Regulation 17/62 and subject to clause 21.1 herein hereby agree to renegotiate in good faith the commercial terms of this Agreement in light of all such modifications as may be required by the Commission of the EEC as conditions precedent either to the granting of a negative clearance or to the

               application of Article 85 (3) of the Treaty of Rome to this

               Agreement.



22.       Joint Obligations of Simmons.
          ----------------------------

          Simmons U.S.A. Corporation, Simmons Company and Info Establishment

          hereby agree that the liabilities and obligations of Simmons under this Agreement shall be construed as liabilities and obligations of them jointly, each of them singly and any two or more of them together.

          IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.

                                        SIMMONS U.S.A. CORPORATION

                                        BY: /s/
                                           -------------------------
                                               Vice President

                                        SIMMONS COMPANY

                                        BY: /s/ Robert A. Magnusson
                                           -------------------------
                                             Robert A. Magnusson
                                             President

                                        INFO ESTABLISHMENT


                                        BY: /s/
                                           --------------------------
                                             Vice President

                                        CHRISTIE-TYLER plc


                                        BY: /s/
                                           --------------------------

                               THE FIRST SCHEDULE
                               ------------------

                                     PART 1
                                   ("Patents")

BELGIUM
- -------
                                        Patent
                                        Number         Date Filed
                                        ------         ----------

Inner Spring Construction               0154076        10/09/84


LIECHTENSTEIN
- -------------
                                        Patent
                                        Number         Date Filed
                                        ------         ----------

Apparatus for making assemblies
  of pocketed springs                   0060146        01/02/86

LUXEMBOURG
- ----------
                                        Patent
                                        Number         Date Filed
                                        ------         ----------

Inner Spring Construction               0154076        10/09/84


NETHERLANDS
- -----------
                                        Patent
                                        Number         Date Filed
                                        ------         ----------

Inner Spring Construction               0154076        10/09/84


SWITZERLAND
- -----------
                                        Patent
                                        Number         Date Filed
                                        ------         ----------

Apparatus for making assemblies
  of pocketed springs                   0060146        01/02/86

                                     PART 2
                              ("The Applications")

BELGIUM
- -------
                                        Patent
                                        Number         Date Filed
                                        ------         ----------

Method and Apparatus for
  Inner Spring Construction             85301642       03/08/85

Ultrasonic Separation                   84303338       05/17/84



LIECHTENSTEIN
- -------------
                                        Patent
                                        Number         Date Filed
                                        ------         ----------

Ultrasonic Separation Apparatus         84303338       05/17/84



LUXEMBOURG
- ----------
                                        Patent
                                        Number         Date Filed
                                        ------         ----------

Method and Apparatus for
  Manufacturing Inner Spring
  Construction                          85301642       03/08/85


NETHERLANDS
- -----------
                                        Patent
                                        Number         Date Filed
                                        ------         ----------

Method and Apparatus for
  Manufacturing Inner Spring
  Construction                          85301642       03/08/85
Ultrasonic Separation Apparatus         84303338       05/17/84


SWITZERLAND
- -----------
                                        Patent
                                        Number         Date Filed
                                        ------         ----------

Ultrasonic Separation Apparatus         84303338       05/17/84

                               THE SECOND SCHEDULE
                               -------------------

                                  ("The Marks")


BELGIUM
- -------

                                             Registration   Expiration
                                                 Number        Date
                                             ------------   ---------

Beautyrest                                       376582     10/02/90
Hide-A-Bed                                       374849     10/02/90
S with Design                                    354862     01/21/89
Simmons                                          R173292    12/07/93
Beautyrest                                       054938     07/19/91
Simmons                                          054939     05/07/91
Simmons Design                                   309066     03/28/92

DENMARK
- -------
                                             Registration   Expiration
                                                 Number         Date
                                             ------------   ----------

S with House Design                              296673     10/05/93

FINLAND
- -------
                                             Registration   Expiration
                                                 Number         Date
                                             ------------   ----------

S with House Design                              64763      12/30/95

GREECE
- ------
                                             Registration   Expiration
                                                 Number         Date
                                             ------------   ----------

Beautyrest                                       25950      08/23/90
S with House Design                              48179      03/27/92
Crowned "S"                                      25951      08/23/90
Simmons                                          25949      08/23/90


LIECHTENSTEIN
- -------------
                                             Registration   Expiration
                                                 Number         Date
                                             ------------   ----------

Beautyrest                                       376582     10/02/90
Hide-A-Bed                                       374849     12/02/90
S with Design                                    354862     01/21/89
Simmons                                          R173292    12/07/95

LUXEMBOURG
- ----------

                                             Registration   Expiration
                                                 Number        Date
                                             ------------   ---------

Beautyrest                                       054938     07/19/91
S with House Design                              309066     03/28/92
Simmons                                          054939     05/07/91
Hide-A-Bed                                       374849     12/02/90
Beautyrest                                       376582     10/02/90
S with House Design                              354862     01/21/89


NETHERLANDS
- -----------
                                             Registration   Expiration
                                                 Number         Date
                                             ------------   ----------

Beautyrest                                       054938     07/19/91
S with House Design                              309066     03/28/92
Simmons                                          054939     05/07/91
S with House Design                              354862     01/21/89


NORWAY
- ------
                                             Registration   Expiration
                                                 Number         Date
                                             ------------   ----------

S with House Design                              86798      01/11/93

PORTUGAL
- --------
                                             Registration   Expiration
                                                 Number         Date
                                             ------------   ----------

Beautyrest                                       85433
Beautyrest                                      135821
S with House Design                          Ap# 196038
S with House Design                          Ap# 196039
S with House Design                          Ap# 196209
Simmons                                           85432


SWEDEN
- ------
                                             Registration   Expiration
                                                 Number         Date
                                             ------------   ----------

S with House Design                              140233     08/04/92

SWITZERLAND
- -----------
                                             Registration   Expiration
                                                 Number         Date
                                             ------------   ----------

Beautyrest                                       317894     03/25/2002
S with House Design                              258053     04/06/93
Simmons                                          317895     03/25/2002
Beautyrest                                       376582     10/02/90
S with House Design                              354862     01/21/89
Hide-A-Bed                                       374849     12/02/90
Simmons                                         R173292     12/07/93

                               THE THIRD SCHEDULE
                               ------------------

                                     PART 1

                               ("The Technology")

The Technology consists of the technology described in the following patent applications and patents without regard to the country in which such patent applications and patents were filed:

                                    Patent       Country        Date
   Description of Technology        Number       of Filing     Filed
   -------------------------        ------       ---------     ------

Ultrasonic Separation Apparatus 0144114 United Kingdom 05/17/84 Method and Apparatus for
  Manufacturing Inner
  Spring Constructions              0155158  United Kingdom     10/09/84
Inner Spring Construction           0154076  United Kingdom     10/09/84
Ultrasonic Pocketing Machine        238973   France             11/11/83
Pocketed Spring Assembly            8005062  United Kingdom     04/20/82

______________________
* Denotes patent application number.

                                     PART II

                          ("The Non-Registered Marks")

The marks consist of the following:  *








_________________________
*  See attached sheets.

                        THIS IS A LISTING OF "THE MARKS"

                  REFERRED TO IN PART II OF THE THIRD SCHEDULE


BEAUTYREST





MAXIPEDIC


HIDE-A-BED


CONTOUR-FLEX




SIMMONS

                               THE FOURTH SCHEDULE
                               -------------------



                                  (Clause 2.2)



                          ("The Formal Patent Licence")



BY THIS LICENCE,

________________________________________________________________________________

(hereinafter called the "Licensor") of _________________________________________

HEREBY GRANT to ________________________________________________________________

of_______________________(hereinafter called "the Licensee") in respect of each of the following letters patent, of which we are Proprietors, that is to say

Nos. ______________ (hereinafter called "the Patents").





WITNESSETH that the Licensor hereby grants to the Licensee an exclusive Licence in respect of the Patents upon the terms and conditions of an Agreement dated

_______  April 1987 and made between the parties hereto.



SIGNED by

for and on behalf of

                                             ______________________________

                                                  Authorised Signatory

                        DATED AS OF THE 9TH OF APRIL, 1987
     ----------------------------------------------------------------------

                           SIMMONS U.S.A. CORPORATION,



                                 SIMMONS COMPANY,



                               INFO ESTABLISHMENT



                                       AND



                               CHRISTIE-TYLER PLC,



     ----------------------------------------------------------------------



                               INDUSTRIAL PROPERTY
                                Licence AGREEMENT



                         Austria, Spain and West Germany



                                     Area 3

     ----------------------------------------------------------------------











                                 Lane & Partners
                             46/67 Bloomsbury Square
                                 London WC1A 2RU

                                     AREA 3
                                     ------

INDEX TO CLAUSES:
- ----------------

                                                            Number    Page
                                                            ------    ----

Definitions                                                   1          4

Licence Under Patents                                         2          7

License Under Marks                                           3          8

License for Intellectual Property Rights                      4          9

Exclusivity                                                   5         11

Royalties and Payments                                        6         11

Reports, Records and Access                                   7         17

Other Territories                                             8         18

Use and Maintenance of the Patents and Marks                  9         19

Infringement and Defence                                      10        24

Third Party Claims                                            11        26

Product Liability                                             12        26

Improvement Patents                                           13        27

Transmission of Rights                                        14        27

Duration                                                      15        29

Termination                                                   16        29

Effect of Termination                                         17        30

Sales to International Hotel Chains in Europe                 18        31

Notices                                                       19        32

Jurisdiction and Choice of Law                                20        33

Severance and Notification                                    21        33

Joint Obligations of Simmons                                  22        34



The Patents and Applications                      Schedule 1

The Marks                                         Schedule 2

The Technology

  and the Non-Registered Marks                    Schedule 3

The Formal Patent Licence                         Schedule 4

The Registered User Agreement                     Schedule 5

THIS AGREEMENT is made as of the 9th April, 1987

BETWEEN:

(1)       SIMMONS U.S.A. CORPORATION and SIMMONS COMPANY, each a company,

          organized and existing under the laws of the State of Delaware in the

          United States of America and having its principal place of business at

          Six Executive Park Drive, Atlanta, Georgia 30329 and INFO

          ESTABLISHMENT, a company organized and existing under the laws of

          Liechtenstein and having its address c/o Allgemeines Treuunternehmen,

          P.O. Box 83, FL 9490, Vaduz, Liechtenstein (collectively referred to as "Simmons"); and


(2)       CHRISTIE-TYLER plc, a company incorporated in England and having its registered office situate at Brynmenyn, Bridgend, Mid Glamorgan

          CF3 29LN ("Christie");

RECITALS:

(A)       Simmons and others have entered into an Agreement with Christie for the acquisition by Christie of Sleepeezee Limited, Compagnie

          Continentale Simmons S.A. and Compagnia Italiana Simmons SpA

          (respectively, "the Acquisition Agreement" and "the Subsidiaries").


(B)       Simmons is the beneficial owner of the Letters Patent short particulars of which are set forth in Part I of the First Schedule hereto ("the Patents") and is the Applicant for Letters Patent short particulars of which are set out in Part II of the First Schedule hereto and any applications corresponding thereto anywhere in the

          Territory ("the Applications") all relating to bedding products and/or their manufacture.


(C)       Simmons is the beneficial owner of the trademarks short particulars of which are set out in the Second Schedule hereto and the goodwill associated therewith ("the Marks").

(D)       In the premises the parties hereto have agreed on the grant of licence rights in respect of the said Patents and Applications for Patents and the Marks in favour of Christie on the terms herein set forth.


(E)       In the premises the parties hereto have agreed on the grant of certain rights in respect of the technology set forth in Part I of the Third

          Schedule hereto (the "Non-Patented Technology") and the trademarks set forth in Part II of the Third Schedule hereto together with all the goodwill and the like rights associated therewith in the Territory

          (the "Non-Registered Marks") (collectively, the "Intellectual Property

          Rights").


(F)       Contemporaneously herewith, the parties have executed four additional licence agreements in respect of corresponding patents, patent applications and trademarks in the following territories:  (i) Eire,

          France, Italy, Monaco, the United Kingdom and the Channel Islands

          ("Area 1"); (ii) Andorra, Belgium, Denmark, Finland, Gibraltar,

          Greece, Iceland, Liechtenstein, Luxembourg, Netherlands, Norway,

          Portugal, Sweden, Switzerland, and Turkey ("Area 2"); Bahrain, Dubai,

          Israel, Jordan, Kuwait, Qatar, Saudi Arabia, Sudan and the United Arab

          Emirates ("Area 4"); and (iv) Congo, Gabon, Ivory Coast, Senegal,

          Sierra Leone, Zaire and the islands located in the Caribbean ("Area

          5").  (All such additional license agreements are hereafter referred to as the "Other License Agreements.")


(G)       Compagnie Continentale Simmons S.A. entered into an Agreement dated

          26th December 1984 with S.A. Beka N.V. under which S.A. Beka N.V. is licensed to use certain of the Marks on pocketed coil mattresses on a non-exclusive basis on the terms and conditions stated therein throughout the European Economic Community (the "EEC") for an initial period of five years (the "Belgian License").

(H)       Contemporaneously herewith, Simmons U.S.A. Corporation and Christie have executed a Technology Agreement which provides for the exchange of various ideas and provides assistance to Christie in connection with the use and exploitation of the patents in the Patent  Portfolio and the Non-Patented Technology (the "Technology  Agreement").

IT IS AGREED AS follows:



                               INTERPRETATION
                               --------------



1.      Definitions
        -----------

        1.1  In this Agreement and in the Schedules:

             (a)  the following definitions apply:

                  "Existing Licences"      the licence granted by Simmons

                                           International Ltd. to Schlaraffia

                                           Werke Hueser GmbH and Co. KG. dated

                                           1st April, 1986, for, among other

                                           things, certain technology (the

                                           "German License") and the two

                                           licenses granted by Simmons

                                           International Ltd. to Hermanos

                                           Cuens S.L. Dormillon dated 18th

                                           July, 1986 for the supply and

                                           licensing of inter alia certain

                                           technical knowledge and marketing

                                           information (the "Spanish License").


                  "Existing Patents"       shall mean the Patents and any

                                           patents granted in accordance with

                                           the Applications.



                  "Improvement Invention"  shall mean an invention development modification or improvement

                                           relating
                                             to the Goods made during the life

                                             of this Agreement.


                    "Improvement Patent"     shall mean letters patent and other

                                             protection granted in the Territory

                                             in respect of any Improvement

                                             Invention or any Process and any

                                             application therefor.


                    "Territory"              shall mean Austria, Spain and West

                                             Germany.



                    "Patent Portfolio"       shall mean the Existing Patents and

                                             any Improvement Patents in the

                                             Territory.


                    "Goods"                  means beds, mattresses, box

                                             springs, upholstered and padded

                                             furniture, convertibles, water

                                             beds, bedroom furniture and all

                                             materials and all component parts

                                             thereof, and any and all

                                             developments, modifications and

                                             improvements thereof.



                    "Process"                means any and all processes and

                                             methods of working which have been

                                             or may hereafter be developed or

                                             acquired by Simmons and relating to
                                             or in respect of or for the

                                             manufacture of the Goods and shall

                                             include any improvements thereto

                                             developed after the date of this

                                             Agreement.


               (b)  unless the context otherwise requires:


                    (i) words in the singular include the plural and vice versa;


                   (ii) words importing any gender include all genders;


                  (iii) a reference to a person includes a reference to a body corporate and to an unincorporated body of persons; and


                   (iv) all dates in the Schedules hereto are in U.S. format.


               (c)  a reference to a clause, sub-clause or Schedule (or any part thereof) is to a clause, sub-clause or Schedule (or any part thereof) (as the case may be) of or to this Agreement.


               (d)  the headings are for convenience only and do not affect interpretation.


          1.2  The designations adopted in the recitals and introductory statements preceding this clause apply throughout this Agreement.

2.        Licence Under Patents
          ---------------------


          2.1  Except as otherwise provided herein, Simmons hereby grants to

               Christie a non-exclusive right, licence and privilege commencing on the 16th October, 1989 in relation to West Germany and Austria and on 30th June, 1990 in relation to Spain, to use the Existing

               Patents in connection with the manufacture, use, sale,

               distribution, advertising and promotion of the Goods and to use and exercise the Processes for such purpose within the scope of the Existing Patents or any of them in the Territory for the full life of the relevant rights.


          2.2  Simmons shall execute a licence or several licences as the case may require in such form as may be appropriate in respect of the

               Existing Patents, such licence or licences to take effect from the 16th October, 1989 in relation to Austria and West Germany and on 30th June, 1990 in relation to Spain, and to be

               substantially in the form set forth in the Fourth Schedule hereto or so near thereto as may be appropriate.  It is agreed that this Agreement shall not itself be registered unless required by a court of competent jurisdiction or otherwise required by law.

               Any such formal licence shall operate subject to the terms of this Agreement, and the terms of the said formal licence or licences shall be deemed to be incorporated into this Agreement.

               Simmons shall in addition do all such acts, matters or things as may be necessary to grant the licences required to be given hereunder and to procure the registration of the same at the relevant Patent Offices in the Territory.


          2.3  Simmons does not warrant that any letters patent of the Patent

               Portfolio is or will be valid or that the Non-Patented Technology can be the subject of a valid patent or that manufacture or dealing in the Goods or
               the use of the Goods is not an infringement of the rights of third parties but is not aware of any such third party rights which may be infringed by such manufacture or dealing or of any claim of such infringement other than as a result of the Belgian

               Licence.  The Parties hereby acknowledge and agree for the purposes of this Agreement that the term "aware" in the preceding sentence is limited to the knowledge of Robert A. Magnusson, John

               P. Peterken and Eugene S. Zimmer (Mr. Zimmer is associated with the law firm of Jones an Askew in Atlanta, Georgia) as of the date hereof.


3.        Licence under Marks
          -------------------


          3.1  Subject to Clause 18, the Belgian License and the German License

               and as otherwise provided herein, Simmons hereby grants to

               Christie an exclusive right, licence and privilege to use the

               Marks in connection with the manufacture, use, sale,

               distribution, advertising and promotion of the Goods in Austria and West Germany.


          3.2  Simmons hereby grants to Christie a non-exclusive right, licence and privilege to use the Marks with effect from 30th June 1990 in connection with the manufacture, use, sale, distribution,

               advertising and promotion of the Goods in Spain.  To this effect the parties hereby agree that licenses in the form set out in the

               Fifth Schedule hereto or so near thereto as may be appropriate in each case shall be executed by Simmons and Christie.


          3.3  Simmons and Christie hereby agree forthwith to do all things reasonably necessary or desirable for the preservation of the

               Marks to effect the recordal respectively of the Licences hereby granted or agreed to be granted at the relevant Trade Mark

               Registry in the Territory in respect of Goods for which the Marks are registered.

          3.4  Simmons does not warrant that any of the Marks are or will be registered or are capable of registration or that manufacture or dealing in the Goods is not an infringement of the rights of third parties but is not aware of any such third party rights which may be infringed by such manufacture or dealing or of any claim of such infringement other than as a result of the Belgian

               License or German License.  The Parties hereby acknowledge and agree for the purposes of this Agreement that the term "aware" in the preceding sentence is limited to the knowledge of Robert A.

               Magnusson, John P. Peterken and Eugene S. Zimmer (Mr. Zimmer is

               associated with the law firm of Jones and Askew in Atlanta,

               Georgia) as of the date hereof.


4.   Licence for Intellectual Property Rights
     ----------------------------------------


     4.1  Subject to the Belgian License, Simmons hereby grants forthwith to

          Christie with effect from the 16th October 1989 in relation to West

          Germany and Austria and 30th June 1990 in relation to Spain a non-

          exclusive right, license and privilege to use the Non-Patented

          Technology in connection with the manufacture, use, sale,

          distribution, advertising and promotion of the Goods in those countries in the Territory in which there is no patent application,

          patent or registration with respect to the Non-Patented Technology

          (the "Non-Patented Territory") until such time as a patent application is filed in the Non-Patented Territory with respect to any portion of such Non-Patented Technology, in which case the portion of such Non-

          Patented Technology which is the subject of such patent application filed in the Non-Patented Territory shall be considered part of the

          Patent Portfolio for purposes of this Agreement and the First Schedule hereto shall be so amended.

          4.2  Subject to the Belgian License, the German License and clause 18,

               Simmons hereby grants to Christie with immediate effect in relation to West Germany and Austria an exclusive, and with effect from 30th June, 1990 in relation to Spain a non-exclusive,

               right, license and privilege to use the aforementioned Non-

               Registered Marks in those countries in the Territory in which there is no registration with respect to the Non-Registered

               Marks (the "Non-Registered Territory") in connection

               with the manufacture, use, sale, distribution, advertising and promotion of the Goods in such Non-Registered Territory until such time as a registration for a Non-Registered Mark is effected in any of such Non-Registered Territory, in which case such

               Non-Registered Mark shall be considered to be a Mark for

               purposes of this Agreement and the First Schedule hereto shall be so amended.


          4.3  Christie hereby acknowledges and agrees that Simmons shall at all times during the life of this Agreement be permitted to file patent applications as the registered proprietor thereof with respect to the Non-Patented Technology in the Non-Patented

               Territory and register the Non-Registered Marks in its own name at its own cost in the Non-Patented Territory, provided, however,

               Christie shall have the right and Simmons shall cooperate, at the expense of Christie, to file such patent applications which designate Simmons in its own name at its own cost with respect to the Non-Patented Technology in the Non-Patented Territory and

               register the Non-Registered Marks which registration designates

               Simmons as the registered proprietor thereof in the Non-

               Registered Territory subject always and in each case to Simmons granting to Christie a license of the rights under the relevant application and any patents or registered trademarks which result from such applications under the terms of this Agreement.

5.   Exclusivity
     -----------

     Simmons covenants that it has not granted and will not grant any Licence and will not itself do or cause or procure to be done anything which derogates from or conflicts with the rights granted to Christie hereunder.


6.   Royalties and Payments
     ----------------------


     6.1       (a)  From the date of this Agreement, Christie shall pay to

                    Simmons U.S.A. Corporation royalties in respect of all Goods sold by Christie during the life of this Agreement.


               (b)  The said royalties shall be:


                    (i)  commencing (a) immediately in relation to the license of the Marks or Non-Registered Marks in Austria and

                         West Germany, (b) 16th October 1989 with respect to

                         license of any of the patents in the Patent Portfolio

                         or the Non-Patented Technology in Austria and Germany

                         and (c) 30th June 1990 in relation to the license to

                         use all of the intellectual property rights referred

                         to herein in Spain; in the case of Goods (other than

                         convertible sofas and slatted bases) the manufacture

                         or sale of which in the part of the Territory in

                         which such manufacture or sale takes place would have

                         infringed any one of the patents in the Patent

                         Portfolio were it not for this Licence Agreement,

                         three and three quarter percent (3-3/4%) of Net Sales

                         save that on the sale of a mattress together with

                         other Goods royalty shall only be paid (insofar as

                         that mattress
                         and those other goods fall within the claims of any of

                         the Patent Portfolio) on the Net Sales of such

                         mattress; provided, however, in the event that the

                         royalties paid hereunder for any Royalty Period exceed

                         the Minimum Royalty (as hereafter defined), the royalty

                         shall be two percent (2%) of Net Sales for the portion

                         of such royalties which are in excess of the Minimum

                         Royalty for such Royalty Period.  After 16th October

                         1992 in relation to Austria and West Germany and 30th

                         June 1993 in relation to Spain, the royalty shall be

                         two percent (2%) of Net Sales.  For purposes of the

                         preceding sentences, the Patent Portfolio shall be

                         deemed to consist of the Non-Patented Technology

                         within the Non-Patented Territory and the expiration of

                         such Non-Patented Technology shall be deemed to be

                         fourteen years from the date hereof (i.e., as if a

                         valid patent with a life of fourteen years from the

                         date hereof with respect to all of the Non-Patented

                         Technology in the Non-Patented Territory);


                    (ii) in respect of Goods (other than convertible sofas and slatted bases) not covered by sub-clause (i) above and

                         sold under one or more of the Marks or the Non-

                         Registered Marks, one percent (1%) of Net Sales; and


                   (iii) in respect of Goods consisting of convertible sofas and slatted base foundations, nil royalty.

                         It is hereby agreed that if any of the Goods shall be

                         liable to bear royalty under one or more of the Other

                         Licences, only a single payment of royalty shall be due

                         and payable in respect of such Goods and such payment

                         shall be of the highest amount of royalty due and

                         payable in respect of such Goods pursuant to each of

                         such Other Licences and this Agreement.



                    (c)  On the date that either or both the German License or the Spanish license become non-exclusive,  Christie

                         hereby agrees to pay Simmons U.S.A. Corporation a

                         minimum royalty payment for each of the Royalty Periods

                         during each of the three years following the date that

                         each of the German License and/or Spanish License

                         becomes non-exclusive in an amount (the "Minimum

                         Royalty") which shall equal the difference between (x)

                         one-half of the royalties paid by the relevant licensee

                         under the German License and the Spanish License, as

                         the case may be, in the third year of such license

                         agreement by such relevant licensee and (y) the amount

                         paid by Christie and such relevant licensee by way of

                         royalty in each Royalty Period during each such

                         succeeding year with respect to such Territory.  For

                         avoidance of doubt, it is the intention of the parties

                         that Simmons U.S.A. Corporation be guaranteed by

                         Christie minimum royalties under this Agreement, for

                         each of the three years succeeding the date that the

                         German License and Spanish License become non-

                         exclusive, in an aggregate amount equal to the amount

                         of the royalties paid by the licensee under the German

                         License and the licensee under the Spanish License in

                         the
                         third year of each such license.  Such Minimum Royalty

                         payment shall be taken into account for purposes of

                         calculating royalties under this clause 6 during each

                         Royalty Period for such succeeding three years.  For

                         purposes of verification only, Simmons shall, upon

                         request, procure that Christie have access to such

                         books and records as is reasonably necessary to verify

                         the calculation of the Minimum Royalty.



                    (d)  It is agreed that there shall be excluded from any

                         calculation of royalty under this Agreement supplies by

                         Christie of Goods to the following hotel groups in

                         Spain and any person, firm or company which may

                         hereafter acquire the hotels owned by the said groups

                         or any of them, which supplies shall be royalty-free:


                                             Parador

                                        The Palaya Group

                                       Grupo Hotels Fiesta

                                        The Mellia Group

                                             Estursa

                                         Marbella Club

                                        Club Mediterranee

                                         Intercontinental


                    (e)  For the purpose of calculating royalties, Net Sales

                         shall be converted into pounds sterling and then into

                         U.S. dollars at the rate of exchange announced by

                         National Westminster Bank plc (or if such rate of

                         exchange is unavailable at National Westminster Bank

                         plc, at another major institution of national standing in London, England) as at close of business on the last day of each Royalty Period (as defined below).



                    (f)  Christie may deduct the sum of 125,000 pounds sterling

                         (the "Aggregate Deduction") when calculating its

                         aggregate Net Sales during each Royalty Period under

                         this Licence and each of the Other Licenses which

                         provide for royalty payments.  In respect of the first

                         and last Royalty Period of the duration of this

                         Agreement the said Aggregate Deduction shall be reduced

                         in proportion to the extent to which such Royalty

                         Period falls short of the relevant six month period;

                         provided, however, this shall in no way offset

                         Christie's agreement to pay the Minimum Royalty as

                         provided in subclause 6(c) hereof.



                    (g)  For the purposes of this Agreement the term "Net Sales"

                         shall mean the ex-works invoice price of Goods shipped

                         by Christie in an arms-length sale, less actual trade

                         discounts including standard cash discounts, if any,

                         not exceeding five percent (5%), and less returns and

                         the cost of freight, insurance, packaging and any Value

                         Added or other similar tax and any duty.  No deduction

                         shall be made for other discounts or uncollectable

                         accounts or for any costs incurred by Christie in the

                         manufacture, sale or distribution of the Goods.

     6.2  The said royalties are payable by Christie to Simmons U.S.A

          Corporation within sixty (60) days after the end of each six month period ending on 30th June and 31st December (each such six month period is referred to as the "Royalty Period") in each year during the life of this Agreement.



     6.3  (a)  The said royalties are payable by Christie from London, England and are to be transferred by Christie in U.S. dollars for the credit of Simmons U.S.A. Corporation's account number 8800291992 at Trust Company Bank, Atlanta, Georgia, U.S.A.


          (b)  Simultaneously with transferring each payment, Christie shall telex Simmons U.S.A. Corporation details of the amount in U.S.

               dollars sent and the date of sending.


          (c)  Simmons U.S.A. Corporation may by notice in writing to Christie vary the place and manner of payment and may require payments to be made on behalf of Christie by any one of Christie's subsidiary companies which shall be able to do so.



     6.4  Christie shall pay any taxes, levies and other charges as are required by English law to be withheld from Simmons and shall submit to Simmons receipts for the monies so paid or withheld.



     6.5  It shall be the responsibility of Christie to make all reasonable efforts to obtain any necessary government or other official permission for the transmission of such royalty payments to Simmons.



     6.6  If Christie shall be, at the time of any payment due to Simmons,

          prevented by the laws and regulations then in force in England from remitting any amount due to Simmons, Christie shall pay the amount due to a bank
          account in England in the name of Simmons U.S.A. corporation and such payment shall be a full discharge of Christie's obligation to make payment hereunder.


7.   Reports, Records and Access
     ---------------------------


     7.1  Christie shall, within sixty (60) days after the end of each Royalty

          Period deliver to Simmons U.S.A Corporation:


               (a)  a written report stating the aggregate invoice price charged by Christie in respect of Goods falling within Clauses

                    6.1(b)(i) and 6.1(b)(ii) above respectively in that Royalty

                    Period, and


               (b)  the amount of royalties due and owing under Clause 6 above.



     7.2  Christie shall keep full, true and accurate records, vouchers and books of account containing all particulars which may be necessary for the purpose of calculating the amounts payable to Simmons U.S.A.

          Corporation by way of royalties as aforesaid.  Such books and the supporting data shall be open at all reasonable times and upon reasonable notice for two (2) years following the end of the Royalty

          Period to which they pertain to the inspection of an independent chartered accountant retained by Simmons U.S.A. Corporation at the sole option and at the cost of Simmons U.S.A. Corporation for the purpose of verifying  the royalty calculations of Christie, and such accountant shall be entitled at Simmons U.S.A. Corporation's expense to take and remove copies of such books and supporting data and

          Christie shall on the request by or on behalf of Simmons U.S.A.

          Corporation provide full and true information and explanations in writing of and concerning all matters and questions appearing in or arising in relation to the said accounts. Simmons

          U.S.A. Corporation hereby agrees that such information shall be the confidential property of Christie and that such accountant shall not disclose the same nor any part thereof save the amount of any error to any person, firm or company other than in confidence to Simmons

          U.S.A. Corporation's professional advisers or unless such disclosure is required by a court of competent jurisdiction or otherwise required by law.



     7.3  Once annually, within sixty (60) days after the end of the audit in respect to each of its financial years, Christie shall furnish a statement setting out the Goods which it has sold during that preceding financial year together with a calculation of the royalties due thereon.


8.   Other Territories
     -----------------


     8.1  Save as may specifically be agreed to in the Other Licenses or in writing between the parties, Christie agrees as follows:


          (a)  not to manufacture, advertise, or knowingly sell or supply for export to any market outside the EEC any Goods manufactured in accordance with any one or more of the patents in the Patent

               Portfolio and/or on which any of the Marks is or is to be applied or used.


          (b)  not to manufacture any Goods outside the Territory in any country where the inventions employed in the manufacture of such Goods,

               or the Goods themselves so manufactured, are protected in such country by patents corresponding to the patents in the Patent

               Portfolio owned by or registered or applied for in the name of

               Simmons or Simmons

               International Ltd. or any entity which has been notified to

               Christie as being controlled by or under common control with

               Simmons.


          (c)  not actively to seek customers for the Goods nor to advertise the

               Goods nor to establish any branch or distribution depot handling the Goods outside the Territory in any other member state of the

               EEC where the inventions employed in the manufacture of such

               Goods, or the Goods themselves so manufactured, are protected in such member state by patents corresponding to the patents in the

               Patent Portfolio owned by or registered or applied for in the name of Simmons or Simmons International Ltd. or any entity which has been notified to Christie as being controlled by or under common control with Simmons.


          (d)  not to apply or use on the Goods outside the Territory in any member state of the EEC any Mark being a trade mark which is owned by or registered or applied for in the name of Simmons or

               Simmons International Ltd. or any entity which has been notified to Christie as being controlled by or under common control with

               Simmons in that member state in respect of the Goods on which such Mark is to be applied or used.


9.   Use and Maintenance of the Patents and Marks
     --------------------------------------------


     9.1  Christie agrees that while the rights granted under this Agreement are exclusive in the country concerned and subject to being advised pursuant to clause 9.3 below, it will use its reasonable endeavors in all circumstances to exploit the Goods covered by the Patent Portfolio and to use the Marks and the Non-Registered Marks.

     9.2  Christie shall, while the rights granted under this Agreement are exclusive in the country concerned and subject to being advised pursuant to clause 9.3 below, for the duration of this Agreement, pay such application and renewal fees and do such acts and things as may be necessary to complete the Applications and to maintain and keep on foot the patents in the Patent Portfolio and the Marks and shall so far as it is able produce to Simmons the receipt for such application and renewal fees seven days at the least before the last day for paying any of them (excluding periods allowing an extension of the time limit for renewing) and in default shall recognize the right of

          Simmons to pay the same and to be credited with the cost thereof.



     9.3  Simmons shall procure that Christie be advised in writing of any applications in respect of the Patent Portfolio and for any renewal and renewal fees in respect of the Marks.  Forthwith upon receipt by

          Simmons of such applications Simmons shall at Christie's request and expense while the rights granted under this Agreement are exclusive,

          do all such acts, matters and things as may be reasonably necessary to complete the Applications and to maintain and keep on foot the Patent

          Portfolio and the Marks or any of them.



     9.4  Christie and Simmons mutually undertake for the duration of this

          Agreement (a) while the rights granted under this Agreement are exclusive, not to abandon or allow to lapse any Applications, or

          Marks, (b) not to amend the specification of any such patent or the specification accompanying any application for letters patent within the scope of this Agreement for the duration of this Agreement,

          without the consent of the other party but such consent shall not be unreasonably withheld.

     9.5  Simmons shall in relation to any of the Patent Portfolio or the Marks in respect of which Christie is paying the application or renewal fees notify Christie of, and at the expense and direction of Christie while the rights granted under this Agreement are exclusive, defend, every proceeding or application in the Patent Office, the Court or elsewhere for opposition to the grant of or for revocation of the Patent

          Portfolio or the cancellation of the Marks or any of them, provided always that if Christie shall elect not to defend the same Simmons may do so at its own expense and Christie shall at the request and expense of Simmons do all such acts, matters and things as Simmons considers in its absolute discretion to be desirable in connection with such defense.



     9.6  Simmons undertakes that it will at the direction and expense of

          Christie apply for registration of the Marks or any of them and use its reasonable endeavors to  prosecute such applications and any

          Applications for Improvement Patents in the Territory.



     9.7  The Goods distributed or sold by Christie under or in connection with the Marks and Non-Registered Marks shall be at least generally the same as the quality of the Subsidiaries' present product line, the quality of which has been approved by Simmons.  Material changes to the Goods which are likely to result in a substantial decrease in the quality thereof shall not be made without the prior written approval of Simmons, which approval will not be withheld unless such decrease in quality is likely to materially impair the goodwill attached to the

          Marks and Non-Registered Marks or any other marks owned by Simmons.

          Any such disapproval shall indicate the specific reasons therefor and shall be made in a reasonable time of Christie's request for such approval.  Such approval shall not be withheld for changes of quality which are
     at a level comparable to that maintained by Christie's principal competitors if the markets in which they may from time to time compete with

     Christie.



     9.8  All packaging and advertising of the Goods in connection with the

          Marks and Non-Registered Marks shall be consistent with the standards maintained during the two (2) years prior to this Agreement by the

          Subsidiaries,  Simmons having approved said standards, and/or at a level comparable to that maintained by Christie's principal competitors in the markets in which they may from time to time compete.



     9.9  The Marks and Non-Registered Marks may be used by Christie only in connection with the sale, marketing and distribution of the Goods and for  no other purposes.



     9.10  Simmons shall have the right, during the term of this Agreement, to inspect the portions(s) of the premises of Christie wherein the Goods are manufactured, work-in-progress, and finished products to be sold under any of the Marks and Non-Registered Marks within the Territory during normal business hours and upon reasonable notice solely for the purpose of assuring that the requirements set forth in paragraphs

          9.7., 9.8 and 9.9 are fulfilled.



     9.11  Christie shall upon request furnish the Licensor with samples of all labels on which any of the Marks or Non-Registered Marks are utilized and any and all promotional materials and advertisements.



     9.12  Christie undertakes that it will render all assistance which it may reasonably re required to render to Simmons in the prosecution of

          Applications in the

          Territory in relation to the Goods at the cost of Simmons.  Simmons will keep Christie informed of the progress of the Applications.



     9.13 Christie shall as between the parties hereto be responsible for observing all relevant laws of the respective countries in which the

          Goods are marketed regarding the marking of goods as patented or as sold under a trade mark duly registered in that country.



     9.14 Christie acknowledges that the Marks and the Non-Registered Marks are the sole property of Simmons, that use thereof by Christie owns no interest in the Marks and the Non-Registered Marks except its licence herein and the Other Licences, and that performance of this Agreement shall in no way create any rights in the Marks and the Non-Registered

          Marks in Christie that would survive the termination of this

          Agreement.



     9.15 Christie shall cooperate with Simmons in maintaining trademark rights of Simmons by executing such documents prepared at Simmons' expense as may reasonably be required by Simmons to obtain or maintain new trademark registrations.



     9.16 Christie shall observe, comply with and perform all rules,

          restrictions and conditions imposed by statute or regulations on the use of the Marks and Non-Registered Marks and not by any abuse,

          misuse, trafficking device, evasion, act or omission, knowingly prejudicially affect or endanger Simmons' registrations of or rights to the Marks.



     9.17 Christie shall not have any right except so far as expressly permitted hereunder and under the Other Licences to use the Marks or the Non-

          Registered Marks (or any other trademarks which so nearly resemble any of the Marks or the Non-Registered Marks as to be likely to deceive or cause confusion) in connection with any goods other than the Goods.


 10. Infringement and Defence
     ------------------------


     10.1 Christie and Simmons hereby mutually agree forthwith to give notice in writing by telex or telecopier to the other of any infringement or suspected or threatened infringement in the Territory of any patent in the Patent Portfolio or of any Mark or Non-Registered Mark which shall at any time come to their knowledge.



10.2 (a)  If Simmons shall become aware that any patent in the Patent Portfolio or any Mark or Non-Registered Mark is being infringed by a third party, then Simmons shall have the option within thirty (30)

          days after receipt of such notice to take measures by suit or other undertaking to prevent infringement by the said third party of the said patent and/or Mark and to recover damages for such infringements.

          Should Simmons exercise such option, all costs, disbursements and expense of [illegible] suit or other undertaking shall be borne by

          Simmons and Simmons shall have the sole choice in the selection of legal representation, shall control and be solely responsible for the

          conduct of such suit or other undertaking.   Any damages recovered

          from such suit or other understanding shall be credited to Simmons.

          Christie, at its own expense, may be represented in any such suit or other undertaking commenced by Simmons.



     (b)  If however, Simmons shall not exercise its option within such thirty

          (30) day period, then Christie may upon the giving of notice to

          Simmons, at Christie's own expense and in its own name commence a suit or other undertaking to prevent
          infringement by the said third party of the said patent and/or Mark and recover damages for such infringements.  All costs, including all costs, disbursements and expenses of such suit or other undertaking commenced by Christie shall be borne by Christie and Christie shall have the sole choice in the selection of legal representation, shall control and be solely responsible for the conduct of such suit or such other undertaking.  Any damages recovered from such suit or other undertaking shall be for the credit of Christie.  Simmons may, at its own expense, be represented in any such suit or other undertaking commenced by Christie.


     (c)  If in any proceedings brought by one part (the "First Party") under the provisions of this Clause it is necessary to join the other party hereto as a nominal party, such other party hereby agrees that it will permit itself to be joined as a nominal party and will sign all necessary papers and will fully cooperate with the First Party and cause its employees and other persons under its control to cooperate with the First Party in the prosecution of such suits or other undertaking provided that all costs, claims, damages and expenses of such other party incurred by or as a result of such joinder shall be borne by the First Party.


10.3  Simmons and Christie and each of them hereby agree that each shall cooperate in the prosecution of any suit or undertaking commenced by the other under sub-clause 10.2 hereof in all respects as the party bringing such suit or undertaking may reasonably require and at the expense of that party.

11.  Third Party Claims
     ------------------


     11.1 If any proceedings are threatened or commenced by a third party against either Christie or any of its customers or Simmons in any country of the Territory either on the ground that the Goods sold by

          Christie under this Agreement or the Other Licence Agreements infringe any patent monopoly right or trademark vested in such third party the party so threatened or sued shall inform the other forthwith upon becoming aware of such threat or action.



     11.2 If Christie or both parties shall decide on good commercial grounds that such proceedings shall be defended, Christie shall have sole control of the proceedings and shall bear the whole costs thereof and shall pay any damages and costs awarded (whether awarded against

          Christie or Simmons) in favour of such third party.  If Simmons only shall decide that such proceedings shall be defended and Christie shall decide in good faith not to defend such proceedings or Simmons wishes to control the defence thereof, Simmons shall pay its own costs and expenses and shall pay any damages and costs awarded (whether against Christie or Simmons) in favour of such third party.  If one party only shall decide that such proceedings shall be defended, the other to this Agreement shall render to the party so defending all assistance that it reasonably can at the requesting party's cost if so requested.



12.  Product Liability
     -----------------

     12.1 Christie agrees to defend, indemnify and hold Simmons harmless from and against any and all product liability claims of third parties (and liabilities, judgements, penalties, losses, costs, damages, and expenses
          therefrom including reasonable attorneys' fees) arising from

          Christie's manufacture, sale or distribution of the Goods.



     12.2 Simmons agrees to promptly notify Christie of any product liability claim asserted against it with respect to Christie's manufacture, sale or distribution of the Goods.  Once Christie has taken reasonable steps to defend against such claim, and so notified

          Simmons, any further expenses incurred by Simmons, including attorneys' fees, shall be for its own account unless Christie discontinues taking such reasonable steps.



     12.3 Christie shall maintain an amount of product liability insurance as is customary in the Territory for conducting the business of

          manufacturing and selling the Goods.  In the event Christie discontinues any such insurance, it shall give Simmons at least ten

          (10) days notice before such insurance lapses or in the event that any such insurance lapses for any other reason, Christie shall promptly notify Simmons of such event.



13.  Improvement Patents
     -------------------


     13.1 Simmons hereby agrees to grant to Christie in respect of Improvement

          Patents granted to Simmons the like licence as is agreed to be granted herein under the Existing Patents (at no additional royalty) and to execute a formal licence or licences therefor substantially as set forth in the Fourth Schedule hereto.


14.  Transmission of Rights
     ----------------------


     14.1 Notwithstanding the other subclauses in this clause 14, Simmons shall have an unfettered right to assign the right to receive royalties under this Agreement to any person or entity.

     14.2 This Agreement and the rights licensed or to be licensed hereunder may not be Transferred (as hereafter defined) by Simmons except (i) to any entity under common control with Simmons or (ii) to a third party in connection with the sale, transfer or other disposition of substantially all of its business in the Goods and may not be otherwise dealt in by Simmons.



     14.3 This Agreement and the rights licensed or to be licensed hereunder may not be assigned or in any other manner conveyed or transferred including without limitation by means of a change of control

          (collectively a "Transfer") by Christie except upon written notice to

          Simmons (i) to any entity controlled by or under common control with

          Christie or (ii) to a third party in connecting with the sale,

          transfer or other disposition of Christie, Compagnie Continentale

          Simmons S.A. ("Compagnie") and/or Sleepeezee Limited ("Sleepeezee")

          together with substantially all of its respective business and assets or substantially all of the business and assets of Christie, Compagnie and/or Sleepeezee as carried on as of the date hereof; provided that such third party is not a Simmons' competitor in the bedding industry in the markets in which Simmons competes in North America.  Prior to any such Transfer, Christie shall obtain the written consent of any such third party to assume all the obligations of Christie under this

          Agreement.



     14.4 If either party shall Transfer the benefit of this entire Agreement to a third party (other than Simmons' right to receive the royalty payments hereunder), that party shall agree with the other that it will at the request of that other forthwith enter into a new agreement with such new party which agreement shall be co-terminous with this

          Agreement and otherwise upon the terms of this Agreement and will release that other
          from all obligations and liabilities hereunder in respect of anything arising after the date of such Transfer.



     14.5 Each party agrees that if the other shall deal with the rights granted to it hereunder such party will do all such acts, matters and things,

          including the execution of any document, including in particular and without prejudice to the generality of the foregoing, any licence or

          Registered User Agreement as may reasonably be necessary to give effect to the same.  The provisions of this sub-clause shall survive termination of this Agreement.


15.  Duration.
     --------


     Other than a termination of this Agreement pursuant to clause 16, this

     Agreement shall be co-terminus with the Technology Agreement.  On termination of this Agreement (other than a termination pursuant to clause 16), Simmons shall forthwith grant to Christie exclusive licence on the same terms and conditions as this Agreement insofar as applicable of all the rights to which Christie is entitled hereunder or under the Technology Agreement for the life of the relevant rights.


16.  Termination
     -----------


     Either party shall have the right to terminate this Agreement and the licences hereunder forthwith by notice in writing to the other upon the happening of any of the following events:


               (i)  if that other fails to perform or observe any of the terms hereof or of any of the Other Licenses on that other's part to be performed
                    and observed and fails to remedy such breach within 90 days of a notice from the first party to remedy the same.


               (ii) If Christie has a receiver appointed of the whole or any substantial part of its assets, or if any order is made or a resolution is passed for the winding up of Christie (except where such winding up is for the purposes of amalgamation or reconstruction such that the company resulting (if a

                    different legal entity) shall effectively agree to be bound by or assume the obligations of this Agreement and such

                    company is one to which Simmons cannot reasonably object).


              (iii) Simmons shall have the right to terminate this Agreement and any Licences granted hereunder forthwith by notice in

                    writing to Christie if Christie, its business or undertaking shall compete with Simmons in the bedding industry in the

                    markets in which Simmons competes in North America.



17.  Effect of Termination
     ---------------------


     17.1 Any termination of this Agreement shall be without prejudice to the rights of either party against the other which may have accrued up to the date of such termination and shall (subject as hereinafter provided) be without prejudice to the right of Christie for a period of six months following the date of termination to dispose of stocks of the Goods within the Territory whether assembled or in course of assembly at the date of termination.

     17.2  Where this Agreement terminates under any of the provisions of clause

           16 hereof all relevant licences shall on expiry of the notice of termination themselves terminate and Christie shall not thereafter be concerned in any of the Goods which would infringe any of the Patent

           Portfolio or the Marks which shall not then be licensed hereunder in the Territory, and Christie hereby specifically agrees that it shall not use any of the Non-Patented Technology and Non-Registered Marks

           in the Territory, whether by way of manufacture, use, exercise or vending or otherwise.


18.  Sales to International Hotel Chains in Europe
     ---------------------------------------------


          (a)  Simmons hereby agrees not to solicit any business relating to the

               Goods in the Territory during the term of this Agreement.


          (b)  Where inquiries or orders for Goods for delivery in the Territory are received by Simmons, Simmons will use its reasonable

               endeavors to persuade the potential buyer to place the contract with Christie or a permitted Licencee except for orders in subclause (c) below.


          (c)  Where inquiries or orders are for Goods containing pocketed coil mattresses assembled under the Technology (as defined in the

               Existing Licenses) for supply to West Germany, Austria and Spain

               (other than hotel groups referred to in clause 6.1(d) hereof),

               the parties hereby specifically agree that Simmons may refer such inquiries or orders to its licensees under the Existing

               Licenses.

               (d)  Where Christie makes sales of Goods either as a result of direct approach from a potential buyer or an inquiry

                    referred from Simmons, such sales shall be royalty bearing to the extent provided herein.


               (e)  If Christie's sales efforts generate orders for Goods which

                    Simmons manufactures outside the Territory or Simmons fails to persuade any buyer referred to in subclause (b) above to buy from Christie or a permitted sublicensee of Christie

                    hereunder (other than those specified in subclause (c)

                    above) then Simmons will pay Christie a five percent (5%)

                    commission on the Net Sales (as defined herein) if Simmons accepts such orders.


19. Notices
    -------


          (1)  All notices and other communications to be sent by either party to the other shall be in writing and shall be sent to the other party at the address for that party set out below, or such other address (if any) as that party may have notified in writing to the party serving the notice as its address for service

               hereunder.


          (2)  Notice may be given by air mail letter or by telex, telemessage,

               fax or cable confirmed by air mail letter, and each letter containing or confirming notice will be sent by registered air mail addressed to the other party at the address for service and will be deemed to have been received on the earlier of the tenth

               (10) day (not including Sundays or public holidays) after

               dispatch of the notice or the date of receipt of confirmation of delivery of such notice:

               To Simmons:

                    Simmons USA Corporation Inc
                    6 Executive Park Drive
                    Atlanta, Georgia 30329, USA

                    Attention:  Mr. Robert A. Magnusson

               with copy to:

                    Messrs. Lane & Partners
                    46/47 Bloomsbury Square
                    London WC1A 2RU

                    Attention:  Mr. William Morton

               To Christie:

                    Christie-Tyler plc
                    Brynmenyn
                    Bridgend
                    Mid Glamorgan CF32 9LN
                    Wales

                    Attention:  Mr. Kevin O'Sullivan

               with copy to:

                    Messrs. Herbert Smith
                    Watling House
                    35 Cannon Street
                    London EC4M 5SD

                    Attention:  Mrs. Margaret Mountford


20. Jurisdiction and Choice of Law
    ------------------------------

    This Agreement shall be governed by English law in every particular including formation and shall be deemed to have been made in England and be subject to the non-exclusive jurisdiction of the English courts.


21. Severance and Notification
    --------------------------


    21.1  This Agreement shall be construed in a manner to avoid violation of,

          or invalidity under, any applicable law, including the Treaty of Rome and EEC Regulations.  Should any provision of this Agreement nevertheless be or become invalid, illegal or unenforceable under any applicable law, then subject to subclause 2 of this clause the other provisions of this Agreement shall not be affected and, to the extent permissible, the parties will negotiate and agree to a lawful alternative which in practical terms secures the same commercial result as the invalid, illegal or unenforceable provision.



    21.2  The parties have agreed at their own expense to notify this Agreement to the Commission of the EEC pursuant to Articles 2 and 4 of Council

          Regulation 17/62 and subject to clause 21.1 herein hereby agree to renegotiate in good faith the commercial terms of this Agreement in the light of all such modifications as may be required by the

          Commission of the EEC as conditions precedent either to the granting of a negative clearance or to the application of Article 85(3) of the

          Treaty of Rome to this Agreement.


22. Joint Obligations of Simmons.
    ----------------------------


    Simmons U.S.A. Corporation, Simmons Company and Info Establishment hereby agree that the liabilities and obligations of Simmons under this Agreement shall be construed as liabilities and obligations of them jointly, each of them singly and any two or more of them together.

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.


                                     SIMMONS U.S.A. CORPORATION


                                     BY: /s/
                                        -----------------------------
                                              Vice President

                                     SIMMONS COMPANY


                                     BY: /s/ Robert A. Magnusson
                                        -----------------------------
                                          Robert A. Magnusson
                                          President

                                     INFO ESTABLISHMENT


                                     BY: /s/
                                        -----------------------------
                                          Vice President

                                     CHRISTIE-TYLER plc


                                     BY: /s/
                                        -----------------------------

                               THE SECOND SCHEDULE
                               -------------------

                                  ("The Marks")
                                  -------------


AUSTRIA
- -------
                               Registration        Expiration
                                  Number              Date
                               ------------        ----------

Beautyrest                        376582            10/02/90
Beautyrest                        77705             03/26/94
Hide-A-Bed                        77464             05/31/94
S with House Design               72383             09/01/92
Simmons                           77706             04/10/94




SPAIN
- -----
                               Registration        Expiration
                                  Number              Date
                               ------------        ----------

Beautyrest                        254465            07/02/92
Beautyrest                        260809            02/10/93
Beautyrest                        376582            10/02/90
Simmons                           76184             10/11/89
Simmons                           250916            07/14/93
Hida-A-Bed                        374849            12/02/90
S with Design                     354862            01/21/89

WEST GERMANY
- ------------

                               Registration        Expiration
                                  Number              Date
                               ------------        ----------

Beautyrest                      376583             10/02/90
Beautyrest                      720255             02/16/96
Hide-A-Bed                      374849             12/02/90
S with Design                   354862             01/21/90
Simmons                         1084209            08/14/95
Contour-Flex                 AP 441778/20
Hide-A-Bed                      822376             04/22/95
House of Simmons                1092423            03/01/95
S & House Design                903726             03/27/93

                               THE FIRST SCHEDULE
                               ------------------

                                     PART 1

                                 ("The Patents")


SPAIN
- -----

                                Number             Date Filed
                                                   ----------
                                Patent
                                ------

Method and Apparatus for
Manufacturing Inner Spring
Construction                    543688             07/01/86


Inner Spring Construction       541116             06/16/86



WEST GERMANY
- ------------

Apparatus for Making Assemblies
of Pocketed Springs             0060146            01/02/86


Inner Spring Construction       0154076            10/09/84

                                     PART 2
                              ("The Applications")


SPAIN
- -----

                                Number            Date Filed
                                                  ----------
                                Patent
                                ------


Inner Spring Construction       551378            01/29/86



WEST GERMANY
- ------------

                                Number            Date Filed
                                                  ----------
                                Patent
                                ------

Method and Apparatus for
Manufacturing Inner
Spring Constructions            85301642          03/08/85


Ultrasonic Separation
Apparatus                       84303338          05/17/84

                               THE THIRD SCHEDULE
                               ------------------

                                     PART 1

                               ("The Technology")


The Technology consists of the technology described in the following patent applications and patents without regard to the country in which such patent applications and patents were filed:

                                  Patent     Country      Date
   Description of Technology      Number    of Filing    Filed
   -------------------------     --------   ---------    -----

Ultrasonic Separation Apparatus 0144114 United Kingdom 05/17/84 Method and Apparatus for
  Manufacturing Inner
  Spring Constructions           0155158  United Kingdom  10/09/84
Inner Spring Construction        0154076  United Kingdom  10/09/84
Ultrasonic Pocketing Machine     2389573  France          11/11/83
Pocketed Spring Assembly         8005062  United Kingdom  04/20/82

_______________
*Denotes patent application number.



                                     PART II

                          ("The Non-Registered Marks")

The marks consist of the following:  *




____________________________
* See attached sheets.

                        THIS IS A LISTING OF "THE MARKS"

                  REFERRED TO IN PART II OF THE THIRD SCHEDULE


BEAUTYREST


MAXIPEDIC

HIDE-A-BED

CONTOUR-FLEX






SIMMONS                                         [LOGO]







[LOGO]                                          [LOGO]
SIMMONS

                               THE FOURTH SCHEDULE
                               -------------------


                                  (Clause 2.2)


                          ("The Formal Patent Licence"


BY THIS LICENCE,________________________________________________________

(hereinafter called the "Licensor") of _______________________________

HEREBY GRANT to                                                      of
               ----------------------------------------------------

- ---------------------------------------------------------------- (hereinafter called "the Licensee") in respect of each of the following letters patent, of which we are Proprietors, that is to say Nos. _________ (hereinafter called "the

Patents").



WITNESSETH that the Licensor hereby grants to the Licensee a non-exclusive license in respect of the Patents upon the terms and conditions of an Agreement dated ______ April 1987 and made between the parties hereto.



        Signed by

        on behalf of

                                                  _________________________
                                                     Authorized Signatory

                                 THE FIFTH SCHEDULE
                                 ------------------

                                 LICENCE AGREEMENT
                                 -----------------



Dated this _______day of ______________1987.



Parties:

_______________________________________________________________________, a

company incorporated in the ____________________________________,    whose

principal place of business is situate at

_________________________________________________________________,    (the

"Licensor") (1) and __________________________________, a company incorporated in __________, whose registered office is situate at____________________________

_______, (the "Licensee") (2).



1.     Definitions               The "Marks" are the trade marks registered at

                                 the Registry as follows:


       Trademark     Number       Class        Registration Date
       ---------     ------       -----        -----------------



2.     The Licensor hereby grants to the Licensee a non-exclusive licence in respect of the Marks upon the terms and conditions of an Agreement dated

       ______ April 1987 and made between the parties hereto.



             Signed by

             on behalf of

                                          _______________________________
                                          Authorized Signatory



             Signed by

             on behalf of

                                          _______________________________
                                          Authorized Signatory

      THE FIFTH SCHEDULE
      ------------------

      LICENCE AGREEMENT
      -----------------



Dated this _______day of ______________1987.



Parties:

_______________________________________________________________________, a

company incorporated in the ____________________________________,    whose

principal place of business is situate at
_________________________________________________________________,    (the

"Licensor") (1) and __________________________________, a company incorporated in _________________, whose registered office is situate at ____________________

_______________, (the "Licensee") (2).



1.    Definitions               The "Marks" are the trade marks registered at

                                the Registry as follows:


       Trademark      Number       Class        Registration Date
       ---------      ------       -----        -----------------



2.     The Licensor hereby grants to the Licensee a non-exclusive licence in respect of the Marks upon the terms and conditions of an Agreement dated

       ______ April 1987 and made between the parties hereto.



              Signed by

              on behalf of

                                          _______________________________
                                          Authorized Signatory



              Signed by

              on behalf of

                                          _______________________________
                                          Authorized Signatory

                        DATED AS OF THE 9TH OF APRIL, 1987

  ----------------------------------------------------------------------------

                           SIMMONS U.S.A. CORPORATION,

                                 SIMMONS COMPANY

                                       AND

                               CHRISTIE-TYLER plc

  ----------------------------------------------------------------------------

                             INDUSTRIAL PROPERTY
                              LICENCE AGREEMENT

                     Bahrain, Dubai, Israel, Jordan, Kuwait
                       Qatar, Saudi Arabia, Sudan and the
                              United Arab Emirates

                                     Area 4

  ----------------------------------------------------------------------------






                                 Lane & Partners
                             46/47 Bloomsbury Square
                                 London WC1A 2RU

                                     AREA 4
                                     ------

INDEX TO CLAUSES:
- -----------------

                                                            Number         Page
                                                            ------         ----
Definitions                                                   1             3
Licence Under Patents                                         2             5
License Under Marks                                           3             6
License for Intellectual Property Rights                      4             7
Exclusivity                                                   5             8
Royalties and Payments                                        6             9
Reports, Records and Access                                   7            12
Other Territories                                             8            14
Use and Maintenance of the Patents and Marks                  9            15
Infringement and Defence                                     10            19
Third Party Claims                                           11            21
Product Liability                                            12            22
Improvement Patents                                          13            22
Transmission of Rights                                       14            23
Termination                                                  15            24
Effect of Termination                                        16            26
Notices                                                      17            26
Jurisdiction and Choice of Law                               18            27
Joint Obligations of Simmons                                 19            28



The Patents and Applications                           Schedule 1
The Marks                                              Schedule 2
The Technology and
  the Non-Registered Marks                             Schedule 3
The Formal Patent Licence                              Schedule 4
The Registered User Agreement                          Schedule 5

THIS AGREEMENT is made as of the 9th April, 1987

BETWEEN:

(1) SIMMONS U.S.A. CORPORATION and SIMMONS COMPANY, each a company, organized and existing under the laws of the State of Delaware in the United States of America and having its principal place of business at Six Executive Park Drive, Atlanta, Georgia 30329 (collectively referred to as "Simmons"); and

(2) CHRISTIE-TYLER plc, a company incorporated in England and having its registered office situate at Brynmenyn, Bridgend, Mid Glamorgan CF3 29LN ("Christie");

RECITALS:

(A) Simmons and others have entered into an Agreement with Christie for the acquisition by Christie of Sleepeezee Limited, Compagnie Continentale Simmons S.A. and Compagnia Italiana Simmons SpA (respectively, "the Acquisition Agreement" and "the Subsidiaries").

(B) Simmons is the beneficial owner of the Letters Patent short particulars of which are set forth in Part I of the First Schedule hereto ("the Patents") and is the Applicant for Letters Patent short particulars of which are set out in Part II of the First Schedule hereto and any applications corresponding thereto anywhere in the Territory ("the Applications") all relating to bedding products and/or their manufacture.

(C) Simmons is the beneficial owner of the trademarks short particulars of which are set out in the Second Schedule hereto and the goodwill associated therewith ("the Marks").

(D) In the premises the parties hereto have agreed on the grant of licence rights in respect of the said Patents and Applications for Patents and the Marks in favor of Christie on the terms herein set forth.

(E) In the premises the parties hereto have agreed on the grant of certain rights in respect of the technology set forth in Part I of the Third Schedule hereto together with all the goodwill and the like rights associated therewith in the Territory (the "Non-Patented Technology") and the trademarks set forth in Part II of the Third Schedule hereto (the "Non-Registered Marks") (collectively, the "Intellectual Property Rights").

(F) Contemporaneously herewith, the parties have executed four additional licence agreements in respect of corresponding patents, patent applications and trademarks in the following territories: (i) Eire, France, Italy, Monaco, the United Kingdom and the Channel Islands ("Area 1"); (ii) Andorra, Belgium, Denmark, Finland, Gibraltar, Greece, Iceland, Liechtenstein, Luxembourg, Netherlands, Norway, Portugal, Sweden, Switzerland and Turkey ("Area 2"); (iii) Austria, Spain and West Germany ("Area 3"); and (iv) Congo, Gabon, Ivory Coast, Senegal, Sierra Leone, Zaire and the islands located in the Caribbean ("Area 5"). (All such additional license agreements are hereafter referred to as the "Other License Agreements.")

(G) Contemporaneously herewith, Simmons U.S.A. Corporation and Christie executed a Technology Agreement which provides for the exchange of various ideas and provides assistance to Christie in connection with the use and exploitation of the patents in the Patent Portfolio and the Non-Patented Technology (the "Technology Agreement").

IT IS AGREED AS follows:

                                 INTERPRETATION
                                 --------------

1.   Definitions
     -----------

     1.1  In this Agreement and in the Schedules:

          (a) the following definitions apply:


               "Existing Patents"                 shall mean the Patents
                                                  and any patents granted
                                                  in accordance with the
                                                  Applications.

               "Improvement Invention"            shall mean an invention
                                                  development modification
                                                  or improvement relating
                                                  to the Goods made during
                                                  the life of this Agreement.

               "Improvement Patent"               shall mean letters patent
                                                  and other protection
                                                  granted in the Territory
                                                  in respect of any
                                                  Improvement Invention and
                                                  any application therefor.

               "Territory"                        shall mean Bahrain, Dubai,
                                                  Israel, Jordan, Kuwait,
                                                  Qatar, Saudi Arabia, Sudan and
                                                  the United Arab Emirates.

               "Patent Portfolio"                 shall   mean    the   Existing
                                                  Patents  and  any  Improvement
                                                  Patents in the Territory.

               "Goods" means beds, mattresses, box springs, upholstered and padded furniture, convertibles, water beds, bedroom furniture and all materials and all component parts thereof, and any and all developments, modifica-tions and improvements thereof.

               "Process"                          means any and all
                                                  processes and methods of
                                                  working which have been
                                                  or may hereafter be
                                                  developed or acquired by
                                                  Simmons and relating to
                                                  or in respect of or for
                                                  the manufacture of the
                                                  Goods and shall include
                                                  any improvements thereto
                                                  developed after the date
                                                  of this Agreement.

(b) unless the context otherwise requires:

     (i)  words in the singular include the plural and vice versa;

     (ii) words importing any gender include all genders;

          (iii) a reference to a person includes a reference to a body corporate and to an unincorporated body of persons; and

           (iv) all dates in the Schedules hereto are in U.S. format.

     (c)  a reference to a clause, sub-clause or Schedule
          (or any part thereof) is to a clause, sub-clause or Schedule (or any part thereof) (as the case may be) of or to this Agreement.

     (d)  the   headings  are   for   convenience  only   and   do  not   affect
          interpretation.

     1.2 The designations adopted in the recitals and introductory statements preceding this clause apply throughout this Agreement.

2.   Licence Under Patents
     ---------------------

     2.1 Simmons hereby agrees to grant to Christie forthwith a nonexclusive right, license and privilege to use the Existing Patents in connection with the use, sale, distribution, advertising and promotion of the Goods in the Territory for the full life of the relevant rights.

     2.2 Simmons shall execute a licence or several licences as the case may require in such form as may be appropriate in respect of the Existing Patents, such licence or licences to be substantially in the form set forth in the Fourth Schedule hereto or so near thereto as may be appropriate. It is agreed that this Agreement shall not itself be registered unless required by a court of competent jurisdiction or otherwise required by law. Any such formal license shall operate subject to the terms of this Agreement, and the terms of the said formal licence or licences shall be deemed to be incorporated into this Agreement. Simmons shall in addition do all such acts, matters or things as may be necessary to grant the licences required to be given hereunder and to procure the registration of the same at the relevant Patent Offices in the Territory.

     2.3 Simmons does not warrant that any letters patent of the Patent Portfolio is or will be valid or that the Non-Patented Technology can be the subject of a valid patent or that dealing in the Goods or the use of the Goods is not an infringement of the rights of third parties but is not aware of any such third party rights which may be infringed by such dealing or of any claim of such infringement. The parties hereby acknowledge and agree for the purpose of this Agreement that the term "aware" in the preceding sentence is limited to the knowledge of Robert A. Magnusson, John P. Peterken and Eugene S. Zimmer (Mr. Zimmer is associated with the law firm of Jones and Askew in Atlanta, Georgia) as of the date hereof.

3.   License under Marks
     -------------------

     3.1 Simmons hereby agrees to grant to Christie a nonexclusive right, licence and privilege to use the Marks in connection with the use, sale, distribution, advertising and promotion of the Goods in the Territory.

     3.2 Simmons and Christie hereby agree forthwith to do all things reasonably necessary or desirable for the preservation of the Marks to effect the recordal respectively of the Licences hereby granted or agreed to be granted at the relevant Trade Mark Registry in the Territory in respect of Goods for which the Marks are registered.
          To this effect the parties hereby agree that Licences in the form set out in the Fifth Schedule hereto or so near thereto as may be appropriate in each case shall be executed contemporaneously herewith by Simmons and Christie.

     3.3 Simmons does not warrant that any of the Marks are or will be registered or capable of registration or that dealing in the Goods is not an infringement of the rights of third parties but is not aware of any such third party rights which may be infringed by such dealing or of any claim of such infringement. The parties hereby acknowledge and agree that for the purposes of this Agreement the term "aware" in the preceding sentence is limited to the knowledge of Robert A. Magnusson, John P. Peterken and Eugene S. Zimmer (Mr. Zimmer is associated with the law firm of Jones and Askew in Atlanta, Georgia) as of the date hereof.

4.   License for Intellectual Property Rights
     ----------------------------------------

     4.1 Simmons grants to Christie a nonexclusive right, license and privilege to use the Non-Patented Technology in connection with the use, sale, distribution, advertising and promotion of the Goods in those countries in the Territory in which there is no patent application, patent or registration with respect to the Non-Patented Technology (the "Non-Patented Territory") until such time as a patent application is filed in the Non-Patented Territory with respect to any portion of such Non-Patented Technology, in which case the portion of such Non-Patented Technology which is the subject of such patent application filed in the Non-Patented Territory shall be considered part of the Patent Portfolio for purposes of this Agreement and the First Schedule hereto shall be so amended.

     4.2 Simmons grants to Christie a nonexclusive right, license and privilege to use the aforementioned Non-Registered Marks in those countries in the Territory in which there is no registration with respect to the Non-Registered Marks (the "Non-Registered Territory") in connection with the use, sale, distribution, advertising and promotion of the Goods in such Non-Registered Territory until such time as a registration for a Non-Registered Mark is effected in any of such Non-Registered Territory, in which case such Non-Registered Mark shall be considered to be a Mark for purposes of this Agreement and the First Schedule hereto shall be so amended.

     4.3 Christie hereby acknowledges and agrees that Simmons shall at all times during the life of this Agreement be permitted to file patent applications as the registered proprietor thereof with respect to the Non-Patented Technology in the Non-Patented Territory and register the Non-Registered Marks in its own name in the Non-Patented Territory, provided, however, Christie shall have the right and Simmons shall cooperate, at the expense of Christie, to file such patent applications which designate Simmons in its own name at its own cost with respect to the Non-Patented Technology in the Non-Patented Territory and register the Non-Registered Marks which registration designates Simmons as the registered proprietor thereof in the Non-Registered Territory subject always and in each case to Simmons granting to Christie a non-exclusive license of the rights under the relevant application and any patents or registered trademarks which result from such applications under the terms of this Agreement.

5.   Exclusivity
     -----------

     Simmons covenants that it has not granted and will not grant any licence and will not itself do or cause or procure to be done anything which derogates from or conflicts with the rights granted to Christie hereunder.

6.   Royalties and Payments
     ----------------------

     6.1       (a)  From  the date  of  this Agreement,  Christie  shall pay  to
                    Simmons U.S.A. Corporation royalties in respect of all Goods sold by Christie during the life of this Agreement.

               (b)  The said royalties shall be:

                    (i) in the case of Goods (other than convertible sofas and slatted bases) the sale of which in the part of the Territory in which such sale takes place would have infringed any one of the patents in the Patent Portfolio were it not for this Licence Agreement, two percent (2%) of Net Sales save that on the sale of a mattress together with other Goods royalty shall only be paid (insofar as that mattress and those other goods fall within the claims of any of the Patent Portfolio) on the Net Sales of such mattress; provided, however, for purposes of this royalty payment only, the Patent Portfolio shall be deemed to consist of the Non-Patented Technology within the Non-Patented Territory and the expiration of such Non-Patented Technology shall be deemed to be fourteen years from the date hereof (i.e., as if a valid patent with a life of fourteen years from the date hereof existed with respect to all of the Non-Patented Technology in the Non-Patented Territory);

     (ii) in respect of Goods (other than convertible sofas and slatted bases) not covered by sub-clause (i) above and sold under one or more of the Marks or the Non-Registered Marks, one percent (1%) of Net Sales; and

    (iii) in respect of Goods consisting of convertible sofas and slatted base foundations, nil royalty.

     It is hereby agreed that if any of the Goods shall be liable to bear royalty under one or more of the Other Licences, only a single payment of royalty shall be due and payable in respect of such Goods and such payment shall be of the highest amount of royalty due and payable in respect of such Goods pursuant to each of such Other Licenses and this Agreement.

(c) For the purpose of calculating royalties, Net Sales shall be converted into pounds sterling and then into U.S. dollars at the rate of exchange announced by National Westminster Bank plc (or if such rate of exchange is unavailable at National Westminster Bank plc, at another major institution of national standing in London, England) as at close of business on the last day of each Royalty Period (as defined below).

(d) Christie may deduct the sum of 125,000 pounds sterling (the "Aggregate Deduction") when calculating its aggregate Net Sales during each Royalty Period under this License and each of the Other Licenses which provide for royalty payments. In respect of the first and last Royalty Period of the duration of this Agreement the said Aggregate Deduction shall be reduced in proportion to the extent to which such Royalty Period falls short of the relevant six month period.

          (e) For the purposes of this Agreement the term "Net Sales" shall mean the ex-works invoice price of Goods shipped by Christie in an arms-length sale, less actual trade discounts including standard cash discounts, if any, not exceeding five percent (5%), and less returns and the cost of freight, insurance, packaging and any Value Added or other similar tax and any duty. No deduction shall be made for other discounts or uncollectable accounts or for any costs incurred by Christie in the manufacture, sale or distribution of the Goods.

6.2 The said royalties are payable by Christie to Simmons U.S.A. Corporation within sixty (60) days after the end of each six month period ending on 30th June and 31st December (each six month period is referred to as the "Royalty Period") in each year during the life of this Agreement.

6.3       (a)  The said royalties are payable by  Christie from London, England and are to be transferred by Christie in U.S. dollars for the credit of Simmons U.S.A. Corporation's account number 8800291992 at Trust Company Bank, Atlanta, Georgia, U.S.A.

          (b) Simultaneously with transferring each payment, Christie shall telex Simmons U.S.A. Corporation details of the amount in U.S. dollars sent and the date of sending.

          (c) Simmons U.S.A. Corporation may by notice in writing to Christie vary the place and manner of payment and may require payments to be made on behalf of Christie by any one of Christie's subsidiary companies which shall be able to do so.

     6.4 Christie shall pay any taxes, levies and other charges as are required by English law to be withheld from Simmons and shall submit to Simmons receipts for the monies so paid or withheld.

     6.5 It shall be the responsibility of Christie to make all reasonable efforts to obtain any necessary government or other official permission for the transmission of such royalty payments to Simmons.

     6.6 If Christie shall be, at the time of any payment due to Simmons, prevented by the laws and regulations then in force in England from remitting any amount due to Simmons, Christie shall pay the amount due to a bank account in England in the name of Simmons U.S.A. Corporation and such payment shall be a full discharge of Christie's obligation to make payment hereunder.

7.   Reports, Records and Access
     ---------------------------

     7.1 Christie shall, within sixty (60) days after the end of each Royalty Period deliver to Simmons U.S.A. Corporation:

          (a) a written report stating the aggregate invoice price charge by Christie in respect of Goods falling within Clauses 6.1(b)(i) and 6.1(b)(ii) above respectively, in that Royalty Period, and

          (b)  the amount of royalties due and owing under Clause 6 above.

7.2 Christie shall keep full, true and accurate records, vouchers and books of account containing all particulars which may be necessary for the purpose of calculating the amounts payable to Simmons U.S.A. Corporation by way of royalties as aforesaid. Such books and the supporting data shall be open at all reasonable times and upon reasonable notice for two (2) years following the end of the Royalty Period to which they pertain to the inspection of an independent chartered accountant retained by Simmons U.S.A. Corporation at the sole option and at the cost of Simmons U.S.A. Corporation for the purpose of verifying the royalty calculations of
     Christie, and such accountant shall be entitled at Simmons U.S.A. Corporation's expense to take and remove copies of such books and supporting data and Christie shall on the request by or on behalf of Simmons U.S.A. Corporation provide full and true information and explanations in writing of and concerning all matters and questions appearing in or arising in relation to the said accounts. Simmons U.S.A. Corporation hereby agrees that such information shall be the confidential property of Christie and that such accountant shall not disclose the same nor any part thereof save the amount of any error to any person, firm or company other than in confidence to Simmons U.S.A. Corporation's own professional advisers or unless such disclosure is required by a court of competent jurisdiction or otherwise required by law.

     7.3 Once annually, within sixty (60) days after the end of the audit in respect to each of its financial years, Christie shall furnish a statement setting out the Goods which it has sold during that preceding financial year together with a calculation of the royalties due thereon.

8.   Other Territories
     -----------------

     8.1 Save as may specifically be agreed to in the Other Licenses or in writing between the parties, Christie agrees as follows:

          (a) not to manufacture, advertise, or knowingly sell or supply for export to any market outside the EEC any Goods manufactured in accordance with any one or more of the patents in the Patent Portfolio and/or on which any of the Marks is or is to be applied or use.

          (b) not to manufacture any Goods within or outside the Territory in any country where the inventions employed in the manufacture of such Goods, or the Goods themselves so manufactured, are protected in such country by patents corresponding to the patents in the Patent Portfolio owned by or registered or applied for in the name of Simmons or Simmons International Ltd. or any entity which has been notified to Christie as being controlled by or under common control with Simmons.

          (c)  not  actively to  seek customers for  the Goods  nor to advertise the Goods nor to establish any branch or distribution depot handling the Goods outside the Territory or in any member state of the EEC where the inventions employed in the manufacture of such Goods, or the Goods themselves so manufactured, are protected in such member state by patents corresponding to the patents in the  Patent
               Portfolio owned by or registered  or applied for in the name
               of Simmons or   Simmons International  Ltd. or any entity
               which has been notified to Christie as being controlled by or under common control with Simmons.


         (d) not to apply or use on the Goods outside the Territory or in any member state of the EEC any Mark being a trade mark which is owned by or registered or applied for in the name of Simmons or Simmons International Ltd. or any entity which has been notified to Christie as being controlled by or under common control with Simmons in that member state in respect of the Goods on which such Mark is to be applied or used.

9. Use and Maintenance of the Patents and Marks.
   --------------------------------------------

  9.1 Simmons shall, for the duration of this Agreement, pay such application and renewal fees and do such acts and things as may be necessary to complete the Applications and to maintain and keep on foot the patents in the Patent Portfolio and the Marks. In the event Simmons fails to fulfill its obligations in the preceding sentence, Simmons shall recognize the right of Christie to pay the same and to be credited with the cost thereof against the royalty payment under this Agreement.

  9.2 Simmons shall procure that Christie be advised in writing of any applications in respect of the Patent Portfolio and for any renewal and renewal fees in respect of the Marks. Forthwith upon receipt by Christie of such applications Christie shall at Simmons' request and expense do all such acts, matters and things as be reasonably. necessary to complete the Applications and to maintain and keep on foot the Patent Portfolio and the Marks or any of them.

9.3 Christie and Simmons mutually undertake for the duration of this Agreement not to amend the specification of any such patent or the specification accompanying any application for letters patent within the scope of this Agreement for the duration of this Agreement, without the consent of the other party but such consent shall not be unreasonably withheld.

9.4 Simmons shall in relation to any of the Patent Portfolio or the Marks in respect of which Christie is paying the application or renewal fees notify Christie of, and at the expense and direction of Christie defend, every proceeding or application in the Patent Office, the Court or elsewhere for opposition to the grant of or for revocation of the Patent Portfolio or the cancellation of the Marks or any of them, provided always that if Christie shall elect not to defend the same Simmons may do so at its own expense and Christie shall at the request and expense of Simmons do all such acts, matters and things as Simmons considers in its absolute discretion to be desirable in connection with such defence.

9.5 Christie undertakes that it will at the direction and expense of Simmons apply for registration of the Marks or any of them and use its reasonable
     endeavours  to  prosecute   such  applications and any applications for
     Improvement Patents in the Territory.

9.6 The Goods distributed or sold by Christie under or in connection with the Marks and Non-Registered Marks shall be at least generally the same as the quality of the Subsidiaries' present product line, the quality of which has been approved by Simmons. Material changes to the Goods which are likely to result in a substantial decrease in the quality thereof shall not be made without the prior written approval of Simmons, which approval will not be withheld unless such decrease in quality is likely to materially impair the goodwill attached to the Marks and Non-Registered Marks or any other marks owned by Simmons. Any such disapproval shall indicate the specific reasons therefor and shall be made in a reasonable time of Christie's request for such approval. Such approval shall not be withheld for changes of quality which are at a level comparable to that maintained by Christie's principal competitors in the markets in which they may from time to time compete with Christie.

9.7 All packaging and advertising of the Goods in connection with the Marks and Non-Registered Marks shall be consistent with the standards maintained during the two (2) years prior to this Agreement by the Subsidiaries, Simmons having approved said standards, and/or at a level comparable to that maintained by Christie's principal competitors in the markets in which they may from time to time compete.


9.8 The Marks and Non-Registered Marks may be used by Christie only in connection with the sale, marketing and distribution of the Goods and for no other purposes.

9.9 Simmons shall have the right, during the term of this Agreement, to inspect the portion(s) of the premises of Christie wherein the Goods are manufactured, work-in-progress, and finished products to be sold under any of the Marks and Non-Registered Marks outside the Territory for sale within the Territory, during normal business hours and upon reasonable notice solely for the purpose of assuring that the requirements set forth in paragraphs 9.6, 9.7 and 9.8 are fulfilled.

9.10 Christie shall upon request furnish the Licensor with samples of all labels on which any of the Marks or Non-Registered Marks are utilized and any and all promotional materials and advertisements.

9.11 Christie undertakes that it will render all assistance which it may reasonably be required to render to Simmons in the prosecution of Applications in the Territory in relation to the Goods at the cost of Simmons. Simmons will keep Christie informed of the progress of the Applications.

9.12 Christie shall as between the parties hereto be responsible for observing all relevant laws of the respective countries in which the Goods are marketed regarding the marking of goods as patented or as sold under a trade mark duly registered in that country.

9.13 Christie acknowledges that the Marks and the Non-Registered Marks are the sole property of Simmons that use thereof by Christie shall inure to the benefit of Simmons, that Christie owns no interest in the Marks and the Non-Registered Marks except its licence herein and the Other Licences, and that performance of this Agreement shall in no way create any rights in the Marks and the Non-Registered Marks in Christie that would survive the termination of this Agreement.

9.14 Christie shall cooperate with Simmons in maintaining trademark rights of Simmons by executing such documents prepared at Simmons' expense as may reasonably be required by Simmons to obtain or maintain new trademark registrations.

9.15 Christie shall observe, comply with and perform all rules, restrictions and conditions imposed by statute or regulations on the use of the Marks and Non-Registered Marks and not by any abuse, misuse, trafficking device, evasion, act or omission, knowingly prejudicially affect or endanger Simmons' registrations of or rights to the Marks.

     9.16 Christie shall not have any right except so far as expressly permitted hereunder and under the Other Licences to use the Marks or the Non-Registered Marks (or any other trademarks which so nearly resemble any of the Marks or the Non-Registered Marks as to be likely to deceive or cause confusion) in connection with any goods other than the Goods.

     9.17 Notwithstanding the other subclauses of this clause 9, such subclauses of this clause 9 shall not in any way create any obligation of Simmons to take any action with respect to the Non-Registered Marks and the Non-Patented Patents.

10.  Infringement and Defence
     ------------------------

     10.1 Christie and Simmons hereby mutually agree forthwith to give notice in writing by telex or telecopier to the other of any infringement or suspected or threatened infringement in the Territory of any patent in the Patent Portfolio or of any Mark or Non-Registered Mark which shall at any time come to their knowledge.

     10.2 (a) If Simmons shall become aware that any patent in the Patent Portfolio or any Mark or Non-Registered Mark is being infringed by a third party, then Simmons shall have the option within thirty
              (30) days after receipt of such notice to take measures by suit or other undertaking to prevent infringement by the said third party of the said patent and/or Mark and to recover damages for
              such infringements.   Should  Simmons exercise  such option,  all
              costs,   disbursements  and  expense   of  such  suit   or  other
              undertaking shall be borne by

     Simmons and Simmons shall have the sole choice in the selection of legal representation, shall control and be solely responsible for the conduct of such suit or other undertaking. Any damages recovered from such suit or other understanding shall be credited to Simmons. Christie, at its own expense, may be represented in any such suit or other undertaking commenced by Simmons.

(b) If, however, Simmons shall not exercise its option within such thirty (30) day period, then Christie may, upon the giving of notice to Simmons, at Christie's own expense and in its own name commence a suit or other undertaking to prevent infringement by the said third party of the said patent and/or Mark and recover damages for such infringements. All costs, including all costs, disbursements and expenses of such suit or other undertaking commenced by Christie shall be borne by Christie and Christie shall have the sole choice in the selection of legal representation, shall control and be solely responsible for the conduct of such suit or such other undertaking. Any damages recovered from such suit or other undertaking shall be for the credit of Christie. Simmons may, at its own expense, be represented in any such suit or other undertaking commenced by Christie.

(c) If in any proceedings brought by one party (the "First Party") under the provisions of this Clause it is necessary to join the other party hereto as a nominal party, such other party hereby agrees that it will permit itself to be joined as a nominal party and will sign all necessary papers and will fully cooperate with the First Party and cause its employees and other persons under its control to cooperate with the First Party in the prosecution of such suits or other undertaking provided that all costs, claims, damages and expenses of such other party incurred by or as a result of such joinder shall be borne by the First Party.

     10.3 Simmons and Christie and each of them hereby agree that each shall cooperate in the prosecution of any suit or undertaking commenced by the other under sub-clause 10.2 hereof in all respects as the party bringing such suit or undertaking may reasonably require and at the expense of that party.

11.  Third Party Claims
     ------------------

     11.1 If any proceedings are threatened or commenced by a third party against either Christie or any of its customers or Simmons in any country of the Territory either on the ground that the Goods sold by Christie under this Agreement or the other Licence Agreements infringe any patent monopoly right or trademark vested in such third party the party so threatened or sued shall inform the other forthwith upon becoming aware of such threat or action.

     11.2 If Christie or both parties shall decide on good commercial grounds that such proceedings shall be defended, Christie shall have sole control of such proceedings and shall bear the whole costs thereof and shall pay any damages and costs awarded (whether awarded against Christie or Simmons) in favour of such third party. If Simmons only shall decide that such proceedings shall be defended and Christie shall decide in good faith not to defend such proceedings or Simmons Wishes to control the defence thereof, Simmons shall pay its own costs and expenses and shall pay any damages and costs awarded (whether against Christie or Simmons) in favour of such third party. If one party only shall decide that such proceedings shall be defended, the other to this Agreement shall render to the party so defending all assistance that it reasonably can at the requesting party's cost if so requested.

12.  Product Liability
     -----------------

     12.1 Christie agrees to defend, indemnify and hold Simmons harmless from and against any and all product liability claims of third parties (and liabilities, judgments, penalties, losses, costs, damages, and expenses therefrom including reasonable attorneys' fees) arising from Christie's sale or distribution of the Goods.

     12.2 Simmons agrees to promptly notify Christie of any product liability claim asserted against it with respect to Christie's sale or distribution of the Goods. Once Christie has taken reasonable steps to defend against such claim, and so notified Simmons, any further expenses incurred by Simmons, including attorneys' fees, shall be for its own account unless Christie discontinues taking such reasonable steps.

     12.3 Christie shall maintain an amount of product liability insurance as is customary in the Territory for conducting the business of selling the Goods. In the event Christie discontinues any such insurance, it shall give Simmons at least ten (10) days notice before such insurance lapses or in the event that any such insurance lapses for any other reason, Christie shall promptly notify Simmons of such event.

13. Improvement Patents
    -------------------

     13.1 Simmons hereby agrees to grant to Christie in respect of Improvement Patents granted to Simmons the like licence as is agreed to be granted herein under the

          Existing Patents (at no additional royalty) and to execute a formal licence or licences therefor substantially as set forth in the Third Schedule hereto.

14.  Transmission of Rights
     ----------------------

     14.1 Notwithstanding the other subclauses in this Clause 14, Simmons shall have an unfettered right to assign the right to receive royalties under this Agreement to any person or entity.

     14.2 This Agreement and the rights licensed or to be licensed hereunder may not be Transferred (as hereafter defined) by Simmons except (i) to any entity under common control with Simmons or (ii) to a third party in connection with the sale, transfer or other disposition of substantially all of its business in the Goods and may not be otherwise dealt in by Simmons.

     14.3 This Agreement and the rights licensed or to be licensed hereunder may not be assigned or in any other manner conveyed or transferred including without limitation by means of a change of control (collectively a "Transfer") by Christie except upon written notice to Simmons (i) to any entity controlled by or under common control with Christie or (ii) to a third party in connection with the sale, transfer or other disposition of Christie, Compagnie Continentale Simmons S.A. ("Compagnie") and/or Sleepeezee Limited ("Sleepeezee") together with all of its respective business and assets or substantially all of the business and assets of Christie, Compagnie and/or Sleepeezee as carried on as of the date hereof; provided that such third party is not a Simmons' competitor in the bedding industry in the markets in which Simmons competes in North America. Prior to any such Transfer, Christie shall obtain the written consent of any such third party to assume all the obligations of Christie under this Agreement.

     14.4 If either party shall Transfer the benefit of this entire Agreement to a third party (other than Simmons' right to receive the royalty payments hereunder), that party shall agree with the other that it will at the request of that other forthwith enter into a new agreement with such new party which agreement shall be co-terminous with this Agreement and otherwise upon the terms of this Agreement and will release that other from all obligations and liabilities hereunder in respect of anything arising after the date of such Transfer.

     14.5 Each party agrees that if the other shall deal with the rights granted to it hereunder such party will do all such acts, matters and things, including the execution of any document, including in particular and without prejudice to the generality of the foregoing, any licence or Registered User Agreement as may reasonably be necessary to give
          effect to  the  same.   The  provisions of  this sub-clause  shall
          survive termination of this Agreement.

15.  Termination
     -----------

     Either party shall have the right to terminate this Agreement and the licences hereunder forthwith by notice in writing to the other upon the happening of any of the following events:

               (i) if that  other fails to perform  or observe any of  the terms hereof or of any of the Other Licenses on that other's part to be performed and observed and fails to remedy such breach within 90 days of a notice from the first party to remedy the same.

(ii) If Christie has a receiver appointed of the whole or any substantial part of its assets, or if any order is made or a resolution is passed for the winding up of Christie (except where such winding up is for the purposes of amalgamation or reconstruction such that the company resulting (if a different legal entity) shall effectively agree to be bound by or assume the obligations of this Agreement and such company is one to which Simmons cannot reasonably object).

(iii) Simmons shall have the right to terminate this Agreement and any Licences granted hereunder forthwith by notice in writing to Christie if Christie, its business or undertaking shall compete with Simmons in the bedding industry in the markets in which Simmons competes in North America.

(iv) Either Party shall have the right to terminate this Agreement and the Licences granted hereunder in any one or more of the countries of the Territory by not less than 90 days' notice given to the other, such notice specifying the country or countries in respect of which termination shall take place provided that any such termination shall not prejudice Christie's or its permitted sub licensees' entitlement to carry out any contractual obligations to third parties for a period of one year following the effective date of termination of this Agreement if such obligations were incurred by Christie prior to receipt by Christie of the notice of termination.

16.  Effect of Termination
     ---------------------

          16.1 Any termination of this Agreement shall be without prejudice to the rights of either party against the other which may have accrued up to the date of such termination and shall (subject as hereinafter provided) be without prejudice to the right of Christie for a period of six months following the date of termination to dispose of stocks of the Goods within the Territory.

          16.2 Where this Agreement terminates under any of the provisions of clause 15 hereof all relevant licences shall on expiry of the notice of termination themselves terminate and Christie shall not thereafter be concerned in any of the Goods which would infringe any of the Patent Portfolio or the Marks which shall not then be licensed hereunder in the Territory, and Christie hereby specifically agrees that it shall not use any of the Non-Patented Technology and Non-Registered Marks in the Territory, whether by way of manufacture, use, exercise or vending or otherwise.

17.  Notices
     -------

          (1) All notices and other communications to be sent by either party to the other shall be in writing and shall be sent to the other party at the address for that party set out below, or such other address (if any) as that party may have notified in writing to the party serving the notice as its address for service hereunder.

(2) Notice may be given by air mail letter or by telex, telemessage, fax or cable confirmed by air mail letter, and each letter containing or confirming notice will be sent by registered air mail addressed to the other party at the address for service and will be deemed to have been received on the earlier of the tenth (10) day (not including Sundays or public holidays) after dispatch of the notice or the date of receipt of confirmation of delivery of such notice:

     To Simmons:

          Simmons USA Corporation Inc
          6 Executive Park Drive
          Atlanta, Georgia 30329, USA

          Attention: Mr. Robert A. Magnusson

     with copy to:

          Messrs. Lane & Partners
          46/47 Bloomsbury Square
          London WC1A 2RU

         Attention: Mr. William Morton

     To  Christie:

          Christie-Tyler plc
          Brynmenyn
          Bridgend
          Mid Glamorgan CF32 9LN
          Wales

          Attention: Mr. Kevin O'Sullivan

     with copy to:

          Messrs. Herbert Smith
          Watling House
          35 Cannon Street
          London EC4M 5SD

          Attention: Mrs. Margaret Mountford

18.  Jurisdiction and Choice of Law
     ------------------------------

     This Agreement shall be governed by English law in every particular including formation and shall be deemed to have been made in England and be subject to the non-exclusive jurisdiction of the English courts.

19.  Joint Obligations of Simmons.
     ----------------------------

     Simmons U.S.A. Corporation and Simmons Company hereby agree that the liabilities and obligations of Simmons under this Agreement shall be construed as liabilities and obligations of them jointly and each of them singly.

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.



                                   SIMMONS U.S.A. CORPORATION


                                   BY: /s/
                                       ----------------------------
                                        Vice President

                                   SIMMONS COMPANY

                                   BY: /s/ Robert A. Magnusson
                                       -----------------------------
                                        Robert A. Magnusson
                                        President

                                   CHRISTIE-TYLER plc

                                   BY: /s/
                                      ------------------------------

                               THE FIRST SCHEDULE
                               ------------------

                                     PART 1
                                 ("The Patents")

SAUDI ARABIA
- ------------

                                        Patent
                                        Number    Date Filed
                                        ------    ----------

ISRAEL
- ------

                                        Patent
                                        Number    Date Filed
                                        ------    ----------



BAHRAIN
- -------

                                        Patent
                                        Number    Date Filed
                                        ------    ----------

DUBAI
- -----

                                        Patent
                                        Number    Date Filed
                                        ------    ----------


JORDAN & SUDAN
- --------------

                                        Patent
                                        Number    Date Filed
                                        ------    ----------

                                     PART 2
                              ("The Applications")


SAUDI ARABIA
- ------------

                                        Patent
                                        Number    Date Filed
                                        ------    ----------


ISRAEL
- ------

                                        Patent
                                        Number    Date Filed
                                        ------    ----------



BAHRAIN
- -------
                                        Patent
                                        Number    Date Filed
                                        ------    ----------

DUBAI
- -----
                                        Patent
                                        Number    Date Filed
                                        ------    ----------







JORDAN & SUDAN                          Patent
- --------------                          Number    Date Filed
                                        ------    ----------

                               THE SECOND SCHEDULE
                               -------------------


                                  ("The Marks")
                                  -------------


SAUDI ARABIA
- ------------
                                        Registration        Expiration
                                           Number              Date
                                        ------------        ----------


ISRAEL                                  Registration        Expiration
- ------                                     Number               Date
                                        ------------        ----------

S & House Design                        35243               03/30/93



BAHRAIN                                 Registration        Expiration
- -------                                    Number               Date
                                        ------------        ----------

DUBAI
- -----
                                        Registration        Expiration
                                          Number               Date
                                        ------------        ----------

RAS AL-KHAIMAH
- --------------
                                        Registration        Expiration
                                          Number               Date
                                        ------------        ----------

Beautyrest (Application)                  61951
Hide-A-Bed (Application)                  61952
S & House Design (Class 10)               133969            10/18/89
S & House Design (Class 20)               133968            10/18/89


JORDAN & SUDAN
- --------------
                                        Registration        Expiration
                                          Number               Date
                                        ------------        ----------

                               THE THIRD SCHEDULE
                               ------------------

                                     PART 1

                               ("The Technology")



The Technology consists of the technology described in the following patent applications and patents without regard to the country in which such patent applications and patents were filed:

                                   Patent         Country             Date
Description of Technology          Number         of Filing           Filed
- -------------------------          ------         ---------           -----
Ultrasonic Separation Apparatus    0144114        United Kingdom      05/17/84
Method and Apparatus for
  Manufacturing Inner
  Spring Constructions             0155158        United Kingdom      10/09/84
Inner Spring Construction          0154076        United Kingdom      10/09/84
Ultrasonic Pocketing Machine       2389573        France              11/11/83
Pocketed Spring Assembly           8005062        United Kingdom      04/20/82


- ---------------
* Denotes patent application number.


                                     PART II

                         ( "The Non-Registered Marks" )



The marks consist of the following: *




- ----------------------------
* See attached sheets.

                        THIS IS A LISTING OF "THE MARKS"

                  REFERRED TO IN PART II OF THE THIRD SCHEDULE

BEAUTYREST

MAXIPEDIC

HIDE-A-BED

CONTOUR-FLEX



S I M M O N S                                [S I M M O N S  L O G O]



[S I M M O N S  L O G O]                     [S I M M O N S  L O G O]

                              THE FOURTH SCHEDULE
                              --------------------

                                  (Clause 2.2)

                          ("The Formal Patent Licence")



BY THIS LICENCE,                                                  of
                  -----------------------------------------------
                                                              (hereinafter
- ------------------------------------------------------------
called the "Licensor") HEREBY GRANT to                               of
                                       -----------------------------   --------
(hereinafter called "the Licensee") in respect of each of the following letters
patent, of which we are Proprietors, that is to say Nos.        (hereinafter
                                                         ------
called "the Patents").


WITNESSETH that the Licensor hereby grants to the Licensee a non-exclusive license in respect of the Patents upon the terms and conditions of an Agreement dated ____ April 1987 and made between the parties hereto.

          Signed by
          on behalf of

                                             ---------------------------
                                             Authorized Signatory

                               THE FIFTH SCHEDULE
                               ------------------
                               LICENCE AGREEMENT
                               -----------------

Dated this          day of              1987.
           --------        ------------

Parties:
                                                                            , a
- ----------------------------------------------------------------------------
company incorporated in the                                                    ,
                            ---------------------------------------------------
whose principal place of business is situate at
                                                -------------------------------
                                                 (the "Licensor") (1) and
- ------------------------------------------------                         ------
, a company incorporated in     whose registered office is situate at     (the
                           ----                                      -----
"Licensee") (2).

1.   Definitions           The "Marks"  are the trade marks
                           registered at the Registry as follows:

     Trademark      Number         Class          Registration Date
     ---------      ------         -----          -----------------

2.   The Licensor hereby grants to the Licensee an exclusive
     licence in respect of the Marks upon the terms and
     conditions of an Agreement dated   _____  April 1987 and made
     between the parties hereto.

          Signed by
          on behalf of


                                             -------------------------
                                             Authorized Signatory



          Signed by
          on behalf of
                                             -------------------------
                                             Authorized Signatory